================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                   REGISTRATION STATEMENT (NO. 2-17620) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                        POST-EFFECTIVE AMENDMENT NO. 72                      [X]
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940
                                AMENDMENT NO. 72                             [X]
                           VANGUARD WORLD FUND, INC.
      (EXACT NAME OF REGISTRANT AS SPECIFIED IN ARTICLES OF INCORPORATION)
                                 P.O. BOX 2600
                             VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)
                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000
                        RAYMOND J. KLAPINSKY, SECRETARY
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482
                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE

          on December 12, 1997 pursuant to paragraph (b) of Rule 485.

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.


     WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SECURITIES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 OF THE INVESTMENT COMPANY ACT OF 1940. WE FILED OUR RULE 24F-2 NOTICE FOR THE FISCAL YEAR ENDED AUGUST 31, 1997, WITH THE COMMISSION ON NOVEMBER 26, 1997.


================================================================================

                           VANGUARD WORLD FUND, INC.

                             CROSS REFERENCE SHEET


FORM N-1A
ITEM NUMBER                                                   LOCATION IN PROSPECTUS
----------------------------------------------------  ---------------------------------------
Item 1.      Cover Page.............................  Cover Page
Item 2.      Synopsis...............................  Portfolio Expenses
Item 3.      Condensed Financial Information........  Financial Highlights
Item 4.      General Description of Registrant......  The Portfolio's Objective Investment
                                                      Strategy; Investment Policies; General
                                                      Information
Item 5.      Management of the Fund.................  The Portfolio and Vanguard; Investment
                                                      Adviser
Item 5A.     Management's Discussion of Fund
             Performance............................  Herein incorporated by reference to
                                                      Registrant's Annual Report to
                                                      Shareholders dated August 31, 1997
                                                      filed with the Securities & Exchange
                                                      Commission's EDGAR system on October
                                                      20, 1997
Item 6.      Capital Stock and Other Securities.....  Investing with Vanguard; Buying Shares;
                                                      Redeeming Shares; Share Price;
                                                      Dividends, Capital Gains and Taxes;
                                                      General Information
Item 7.      Purchase of Securities Being Offered...  Cover Page; Investing with Vanguard;
                                                      Buying Shares
Item 8.      Redemption or Repurchase...............  Redeeming Shares
Item 9.      Pending Legal Proceedings..............  Not Applicable


FORM N-1A                                                      LOCATION IN STATEMENT
ITEM NUMBER                                                  OF ADDITIONAL INFORMATION
----------------------------------------------------  ---------------------------------------
Item 10.     Cover Page.............................  Cover Page
Item 11.     Table of Contents......................  Cover Page
Item 12.     General Information and History........  Investment Objective and Policies;
                                                      Management of the Fund
Item 13.     Investment Objective and Policies......  Investment Objective and Policies;
                                                      Investment Limitations
Item 14.     Management of the Fund.................  Management of the Fund; Investment
                                                      Advisory Services
Item 15.     Control Persons and Principal Holders
             of Securities..........................  Management of the Fund
Item 16.     Investment Advisory and Other
             Services...............................  Management of the Fund; Investment
                                                      Advisory Services
Item 17.     Brokerage Allocation...................  Portfolio Transactions
Item 18.     Capital Stock and Other Securities.....  Financial Statements
Item 19.     Purchase, Redemption and Pricing of
             Securities Being Offered...............  Purchase of Shares; Redemption of
                                                      Shares; Financial Statements
Item 20.     Tax Status.............................  Not Applicable
Item 21.     Underwriters...........................  Not Applicable
Item 22.     Calculations of Yield Quotations of
             Money Market Fund......................  Not Applicable
Item 23.     Financial Statements...................  Financial Statements

VANGUARD U.S. GROWTH PORTFOLIO


Prospectus
December 12, 1997

This prospectus contains financial data for the Fund through the fiscal year ended August 31, 1997.


                               [GRAPHIC OF SHIP]

                                                                 [VANGUARD LOGO]

VANGUARD U.S. GROWTH PORTFOLIO
A Growth Stock Mutual Fund


CONTENTS
Portfolio Expenses                               2

Financial Highlights                             3

A Word About Risk                                4

The Portfolio's
Objective                                        4

Who Should Invest                                4

Investment Strategy                              5

Investment Policies                              7

Investment Limitations                           8

Investment
Performance                                      8

Share Price                                      9

Dividends, Capital
Gains, and Taxes                                10

The Portfolio and
Vanguard                                        11

Investment Adviser                              11

General Information                             12

Investing
with Vanguard                                   13

Services and
Account Features                                13

Types of Accounts                               14

Distribution Options                            15

Buying Shares                                   15

Redeeming Shares                                17

Portfolio and Account
Updates                                         19

Glossary                         Inside Back Cover


INVESTMENT OBJECTIVE AND POLICIES

Vanguard U.S. Growth Portfolio (the Portfolio) is a diversified mutual fund, a part of Vanguard World Fund, Inc. (the Fund), an open-end investment management company.

    The Portfolio seeks to provide long-term capital growth by investing in the stocks of high-quality, seasoned U.S. companies with records of exceptional growth. The Portfolio emphasizes companies with strong positions in their markets, reasonable financial strength, and low sensitivity to changing economic conditions.


    IT IS IMPORTANT TO NOTE THAT THE PORTFOLIO'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO.

FEES AND EXPENSES

The Portfolio is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO

A Statement of Additional Information (dated December 12, 1997) containing more information about the Portfolio is, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard, calling our Investor Information Department at 1-800-662-7447, or visiting the Securities and Exchange Commission's website (http://www.sec.gov).


WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategy of the U.S. Growth Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Portfolio is the right investment for you. We suggest that you keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PORTFOLIO PROFILE                                 Vanguard U.S. Growth Portfolio

WHO SHOULD INVEST (page 4)

- Investors seeking a growth stock mutual fund as part of a balanced and diversified investment program.

- Investors seeking growth of their capital over the long term--at least five years.

WHO SHOULD NOT INVEST

-   Investors seeking current dividend income.

-   Investors unwilling to accept significant fluctuations in share price.

RISKS OF THE PORTFOLIO (pages 4-8)

The Portfolio's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The portfolio is also subject to manager risk (the chance that poor security selection will cause it to lag the stock market as a whole) and, as a growth stock fund, to objective risk (the chance that returns from growth stocks will trail returns from the overall stock market).

DIVIDENDS AND CAPITAL GAINS (page 10)

Paid annually in December.

INVESTMENT ADVISER (page 11)

Lincoln Capital Management Company,
Chicago, Ill.

INCEPTION DATE: January 6, 1959

NET ASSETS AS OF 8/31/97: $7.45 billion

PORTFOLIO'S EXPENSE RATIO FOR THE
YEAR ENDED 8/31/97: 0.42%

LOADS, 12B-1 MARKETING FEES: None

SUITABLE FOR IRAS: Yes

MINIMUM INITIAL INVESTMENT: $3,000; $1,000 for IRAs and custodial accounts for minors

NEWSPAPER ABBREVIATION: USGro

VANGUARD FUND NUMBER: 023

CUSIP NUMBER: 921910105

QUOTRON SYMBOL: VWUSX.Q

ACCOUNT FEATURES (page 13)

-  Telephone Redemption

-  Vanguard Direct Deposit Service(SM)

-  Vanguard Automatic Exchange Service(SM)

-  Vanguard Fund Express(R)

-  Vanguard Dividend Express(SM)

AVERAGE ANNUAL TOTAL RETURNS--
PERIODS ENDED AUGUST 31, 1997

                               1 YEAR       5 YEARS       10 YEARS
                               -----------------------------------
U.S. Growth Portfolio           32.5%         17.3%         14.1%
S&P 500 Index                   40.7          19.8          13.9

QUARTERLY RETURNS (%) 1988-1997 (intended to show volatility of returns)

                                    [GRAPH]

IN EVALUATING PAST PERFORMANCE, REMEMBER THAT IT IS NOT INDICATIVE OF FUTURE PERFORMANCE AND THAT RETURNS FROM STOCKS BEFORE ADJUSTING FOR INFLATION WERE RELATIVELY HIGH DURING THE PERIODS SHOWN. PERFORMANCE FIGURES INCLUDE THE REINVESTMENT OF ANY DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. THE RETURNS SHOWN ARE NET OF EXPENSES, BUT THEY DO NOT REFLECT INCOME TAXES AN INVESTOR WOULD HAVE INCURRED. NOTE, TOO, THAT BOTH THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.

                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard U.S. Growth Portfolio's expense ratio in fiscal year 1997 was 0.42%, or $4.20 per $1,000 of average net assets. The average growth equity mutual fund had expenses in 1996 of 1.50%, or $15.00 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.

PORTFOLIO EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Portfolio.

    As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Portfolio:

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases:                            None
Sales Load Imposed on Reinvested Dividends:                 None
Redemption Fees:                                            None
Exchange Fees:                                              None

    The next table illustrates the operating expenses that you would incur as a shareholder of the Portfolio. These expenses are deducted from the Portfolio's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Portfolio, providing shareholder services, and other activities. The expenses shown in the table are based upon those incurred in the fiscal year ended August 31, 1997.

ANNUAL FUND OPERATING EXPENSES
Management and Administrative Expenses:                             0.25%
Investment Advisory Expenses:                                       0.14%
12b-1 Marketing Fees:                                               None
Other Expenses
   Marketing and Distribution Costs:                    0.02%
   Miscellaneous Expenses (e.g., Taxes, Auditing):      0.01%
                                                        ----
Total Other Expenses:                                               0.03%
                                                                    ----
   TOTAL OPERATING EXPENSES (EXPENSE RATIO):                        0.42%
                                                                    ====

    The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes that (1) the Portfolio provides a return of 5% a year and (2) you redeem your investment at the end of each period.

           ---------------------------------------------
           1 YEAR      3 YEARS      5 YEARS     10 YEARS
           ---------------------------------------------
             $4          $13          $24          $53
           ---------------------------------------------

THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following financial highlights table shows the results for a share outstanding for each of the last ten years ended August 31, 1997. The financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Portfolio's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Portfolio's most recent annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Portfolio's performance. You may have the report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.


                                                                              Year Ended August 31,
                                                 ------------------------------------------------------------------------------
                                                     1997              1996             1995             1994             1993
                                                 ------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  22.62         $   18.83         $  15.52         $  14.71         $  14.71
                                                 -----------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                .27               .26              .25              .20              .21
 Net Realized and Unrealized Gain (Loss)
  on Investments                                     6.73              4.39             3.24              .82              .05
                                                 -----------------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS                  7.00              4.65             3.49             1.02              .26
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                (.26)             (.29)            (.18)            (.21)            (.18)
 Distributions from Realized Capital Gains          (1.62)             (.57)              --               --             (.08)
                                                 -----------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                              (1.88)             (.86)            (.18)            (.21)            (.26)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $  27.74         $   22.62         $  18.83         $  15.52         $  14.71
==============================================================================================================================
TOTAL RETURN                                        32.50%            25.28%           22.75%            6.98%            1.69%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)             $  7,445         $   4,544         $  2,989         $  1,963         $  1,954
Ratio of Total Expenses to
 Average Net Assets                                  0.42%             0.43%            0.47%            0.52%            0.49%
Ratio of Net Investment Income to
 Average Net Assets                                  1.13%             1.32%            1.59%            1.30%            1.50%
Portfolio Turnover Rate                                35%               44%              32%              47%              37%
Average Commission Rate Paid                     $  .0493         $   .0492              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------


                                                 -----------------------------------------------------------------------------
                                                     1992              1991             1990             1989             1988
                                                 -----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  13.69         $   10.38         $  10.01         $   7.17         $  12.74

INVESTMENT OPERATIONS
 Net Investment Income                                .19               .20              .14              .11              .10
 Net Realized and Unrealized Gain (Loss)
  on Investments                                     1.02              3.30              .36             2.79            (2.10)
                                                 -----------------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS                  1.21              3.50              .50             2.90            (2.00)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                (.19)             (.19)            (.13)            (.06)            (.31)
 Distributions from Realized Capital Gains             --                --               --               --            (3.26)
                                                 -----------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                               (.19)             (.19)            (.13)            (.06)           (3.57)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $  14.71         $   13.69         $  10.38         $  10.01         $   7.17
==============================================================================================================================
TOTAL RETURN                                         8.83%            34.28%            5.03%           40.72%          (21.62)%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)             $  1,441         $     747         $    339         $    184         $    130
Ratio of Total Expenses to
 Average Net Assets                                  0.49%             0.56%            0.74%            0.95%            0.88%
Ratio of Net Investment Income to
 Average Net Assets                                  1.52%             1.82%            1.77%            1.44%            1.23%
Portfolio Turnover Rate                                24%               30%              49%              48%              38%
Average Commission Rate Paid                          N/A               N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------

    From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.


                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began fiscal 1997 with a net asset value (price) of $22.62 per share. During the year, the Portfolio earned $.27 per share from investment income (interest and dividends) and $6.73 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

    Of those total earnings of $7.00 per share, $1.88 per share was returned to shareholders in the form of dividend and capital gains distributions.

    The earnings ($7.00 per share) less distributions ($1.88 per share) resulted in a share price of $27.74 at the end of the year, an increase of $5.12 per share (from $22.62 at the beginning of the period to $27.74 at the end of the period). Assuming that the shareholder had reinvested the distributions in the purchase of more shares, total return from the Portfolio was 32.50% for the year.


    As of August 31, 1997, the Portfolio had $7.45 billion in net assets; an expense ratio of 0.42% ($4.20 per $1,000 of net assets); and net investment income amounting to 1.13% of its average net assets. It sold and replaced securities valued at 35% of its total net assets.

                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth and value stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price or who prefer a higher portion of the fund's returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations.

                                PLAIN TALK ABOUT
                           INVESTING FOR THE LONG TERM

Vanguard U.S. Growth Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock market.

A WORD ABOUT RISK

This prospectus describes the risks you will face as an investor in Vanguard U.S. Growth Portfolio. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. However, as you consider an investment in the U.S. Growth Portfolio, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

    Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Portfolio, will confront.

THE PORTFOLIO'S OBJECTIVE

The Portfolio seeks to provide long-term growth in capital. This objective is fundamental, which means that it cannot be changed unless a majority of shareholders vote to do so.

[FLAG] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES, YOUR INVESTMENT IN THE PORTFOLIO, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.

WHO SHOULD INVEST

The Portfolio may be a suitable investment for you if:

- You wish to add a growth stock fund to your existing holdings, which could include other stock--as well as bond, money market, and tax-exempt-- investments.

-   You are seeking growth of capital over the long term--at least five years.

-   You are not looking for current income.

-   You characterize your investment temperament as "relatively aggressive."

- You are seeking a fund that emphasizes good-quality companies with established records of growth.

    This Portfolio is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Portfolio's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Portfolio has adopted the following policies:

- The Portfolio reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Portfo-lio. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into or out of the Portfolio (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).

-   The Portfolio reserves the right to stop offering shares at any time.

INVESTMENT STRATEGY

This section explains how the investment adviser pursues the Portfolio's objective of long-term growth in capital. It also explains three important risks--market risk, objective risk, and manager risk--faced by investors in the Portfolio. Unlike the Portfolio's investment objective, the adviser's investment strategy is not fundamental and can be changed by the Portfolio's Board of Directors without shareholder approval. However, before making any important change in its strategy, the Portfolio will give shareholders 30 days' notice, in writing.

MARKET EXPOSURE

The Portfolio invests chiefly in large-capitalization common stocks that offer favorable prospects for capital growth but that produce little current income. At times, the Portfolio may also invest in securities that are convertible into common stocks.

[FLAG] THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

    To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

                     U.S. STOCK MARKET RETURNS (1926-1996)
--------------------------------------------------------------------------------
                  1 YEAR       5 YEARS     10 YEARS      20 YEARS
--------------------------------------------------------------------------------
Best               53.9%        23.9%        20.1%        16.9%
Worst             -43.3        -12.5         -0.9          3.1
Average            12.7         10.4         10.8         10.8
--------------------------------------------------------------------------------


                                PLAIN TALK ABOUT
                             COSTS AND MARKET TIMING

Some investors try to profit from "market timing"--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Portfolio discourages short-term trading by, among other things, limiting the number of exchanges it permits.

                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median market value of their outstanding shares exceeding $5 billion. Mid-cap funds hold stocks of companies with an average market value between $1 billion and $5 billion. Small-cap funds hold stocks of companies with a median market value of less than $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small-cap funds.

                                PLAIN TALK ABOUT
                            PORTFOLIO DIVERSIFICATION

In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.


    The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1996. For example, while the average return on stocks for all of the 5-year periods was 10.4%, returns for these five-year periods ranged from a -12.5% average (from 1928 through 1932), to 23.9% (from 1951 through 1955).
These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or this Portfolio in particular.

    Finally, because the U.S. Growth Portfolio does not hold the same securities held in the Standard & Poor's 500 Index or any other market index, the performance of the Portfolio will not mirror the returns of any particular index.

[FLAG] THE PORTFOLIO IS SUBJECT TO OBJECTIVE RISK, WHICH IS THE POSSIBILITY THAT RETURNS FROM GROWTH STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. AS A GROUP, GROWTH STOCKS TEND TO GO THROUGH CYCLES OF RELATIVE UNDERPERFORMANCE AND OUTPERFORMANCE IN COMPARISON TO COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION

Lincoln Capital Management Company (Lincoln), adviser to the Portfolio, selects common stocks of seasoned U.S. companies that have past records of growth and, in Lincoln's opinion, above-average prospects for continued growth. Such companies tend to have strong positions in their markets, reasonable financial strength, and relatively low sensitivity to changing economic conditions. Lincoln seeks to identify stocks that sell at attractive prices in relation to their growth potential. The top ten holdings (which amounted to 39% of the Portfolio's total net assets) as of August 31, 1997, follow.

    1. Intel Corp.
    2. Monsanto Co.
    3. Philip Morris Cos. Inc.
    4. Cisco Systems, Inc.
    5. Procter & Gamble Co.
    6. The Coca-Cola Co.
    7. Pfizer, Inc.
    8. Bristol-Myers Squibb Co.
    9. American Home Products Co.
   10. Microsoft Corp.

    Keep in mind that, because the makeup of the Portfolio changes daily, this listing is only a "snapshot" at one point in time. Note, too, that the Portfolio's relatively low level of diversification means that there is a greater chance that the poor performance of a single stock held could hurt the Portfolio.

                                PLAIN TALK ABOUT
                               PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for all domestic stock funds is 79%.

                                PLAIN TALK ABOUT
                      THE RISKS OF INTERNATIONAL INVESTING

Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stock may not be as liquid as the stock of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than in the United States. These factors, among others, could negatively impact the returns Americans receive from a foreign investment. For more information about foreign investment risk, see the Statement of Additional Information.

    The Portfolio is run by Lincoln according to traditional methods of active investment management, which means securities are bought and sold according to Lincoln's judgments about companies and their financial prospects, within the context of the stock market and the economy in general.

[FLAG] THE PORTFOLIO IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT LINCOLN MAY DO A POOR JOB OF SELECTING STOCKS.

PORTFOLIO TURNOVER

Although the Portfolio generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Portfolio's average turnover rate for the past five years has been about 39%. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.)

INVESTMENT POLICIES

Besides investing in common stocks of growth companies, the Portfolio may follow a number of investment policies to achieve its objective.

    The Portfolio may invest up to 20% of its assets in securities of companies based outside the United States. These securities may be traded in U.S. or foreign markets.

[FLAG] THE PORTFOLIO IS SUBJECT TO COUNTRY RISK, WHICH IS THE POSSIBILITY THAT POLITICAL EVENTS (SUCH AS A WAR), FINANCIAL PROBLEMS (SUCH AS GOVERNMENT DEFAULT), OR NATURAL DISASTERS (SUCH AS AN EARTHQUAKE) WILL WEAKEN A COUNTRY'S ECONOMY AND CAUSE INVESTMENTS IN THAT COUNTRY TO LOSE MONEY.

    The Fund may also invest in derivatives.

[FLAG] ALTHOUGH IT HAS NOT DONE SO IN THE PAST, THE PORTFOLIO RESERVES THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN STOCK FUTURES AND OPTIONS CONTRACTS, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES.

    Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a Portfolio. This Portfolio will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Portfolio will keep separate cash reserves or other short-term cash-equivalent securities in the amount of the obligation underlying the futures contract. Only a limited percentage of the Portfolio's assets--

5%--may be applied towards the deposits required in futures contracts, and the value of all futures contracts in which the Portfolio acquires an interest cannot exceed 20% of the Portfolio's total assets.

    The reasons for which the Portfolio may use futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

- To reduce the Portfolio's transaction costs by buying futures instead of actual stocks.

- To add value to the Portfolio by buying futures instead of actual stocks when futures are cheaper.

    The Portfolio will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Portfolio may hold cash reserves without limit.


INVESTMENT LIMITATIONS

To reduce risk, the Portfolio has adopted fundamental limitations on some of its investment policies. Some of these limitations are that the Portfolio may not:

- Invest more than 5% of its assets in the securities of companies that have been in business for less than three years.

-   Invest more than 25% of its assets in any one industry.

- Borrow money, except for temporary or emergency purposes to meet shareholder requests to redeem shares.

- Buy any security if, as a result, more than 15% of the Portfolio's assets would be invested in securities that are not readily convertible to cash.

    With respect to 75% of its assets, this Portfolio will not:

-   Invest more than 5% in the securities of any one company.

-   Buy more than 10% of the outstanding voting securities of any company.

    A complete list of applicable investment limitations can be found in the Statement of Additional Information which are fundamental and may be changed only by approval of a majority of the Portfolio's shareholders.


INVESTMENT PERFORMANCE

Vanguard U.S. Growth Portfolio invests primarily in common stocks, so its performance is closely correlated to the performance of the overall stock market. Historically, stock market performance has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.

                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives--some of which can carry considerable risks.

                                PLAIN TALK ABOUT
                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

                          AVERAGE ANNUAL TOTAL RETURNS
                            FOR PERIODS ENDED 8/31/97

                                  [BAR GRAPH]


               U.S. GROWTH PORTFOLIO              S&P 500 INDEX

 1 Year               32.5%                             40.7%
 3 Years              26.8%                             26.6%
 5 Years              17.3%                             19.8%
10 Years              14.1%                             13.9%
20 Years              15.9%                             16.2%
25 Years              10.9%                             13.0%


    The results shown above represent the Portfolio's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the unmanaged Standard & Poor's 500 Index. The chart does not make any allowance for federal, state, or local income taxes that shareholders must pay on a current basis.

    In weighing these performance figures, note that the Portfolio has been in operation since January 6, 1959, and managed by Lincoln Capital Management since August 31, 1987.

SHARE PRICE

The Portfolio's share price, called its net asset value, is calculated each business day after the close of regular trading (generally 4 p.m. Eastern time) of the New York Stock Exchange. Net asset value per share is computed by adding up the total value of the Portfolio's investments and other assets, subtracting any of its liabilities, or debts, and then dividing by the number of Portfolio shares outstanding:
                            TOTAL ASSETS   -   LIABILITIES
   NET ASSET VALUE =    --------------------------------------
                            NUMBER OF SHARES OUTSTANDING

    Daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Portfolio shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Portfolio that day.

    The Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Funds. Different newspapers use different abbreviations of the Portfolio's name, but the most common is USGRO.

                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that the fund earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

Unless you are investing in a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because part of your investment will come back to you as a taxable distribution. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You would still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you would owe tax on the $250 distribution you received, even if you had reinvested it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each December, the Portfolio distributes to shareholders virtually all of its income from interest and dividends, as well as any capital gains realized from the sale of securities. In addition, the Portfolio may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you may have them automatically reinvested in more shares of the Portfolio. In either case, distributions of dividends and capital gains that are declared in December--even if paid to you in January--are taxed as if they had been paid to you in December. Vanguard will process your dividend distribution and send you a statement each year showing the tax status of all your distributions. If a shareholder has chosen to receive dividends and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, we will change the distribution option so that all dividends and other distributions are automatically reinvested in additional shares. We will not pay interest on uncashed distribution checks.

- The dividends and short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by the Portfolio are taxable to you as long-term capital gains, no matter how long you've owned shares in the Portfolio. Long-term gains may be taxed at different rates depending on how long the Portfolio held the securities. Both dividends and capital gains distributions are taxable to you whether received in cash or reinvested in additional shares. Although the Portfolio does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of the ordinary investment activities of the Portfolio. Consequently, distributions may vary considerably from year to year.

- If you sell or exchange shares, any gain or loss you have is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Portfolio shares, may be subject to state and local income taxes as well.

    The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred account such as an IRA. You should consult your own tax adviser about the tax consequences of an investment in the Portfolio.

                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group, Inc., is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

                                PLAIN TALK ABOUT
                             THE PORTFOLIO'S ADVISER

Lincoln Capital Management Company, an investment advisory firm founded in 1967, currently manages more than $46 billion in assets. It provides investment counseling services to a limited number of clients, most of which are institutional clients such as pension funds. The managers responsible for overseeing the implementation of Lincoln's strategy for Vanguard U.S. Growth Portfolio are:

    J. PARKER HALL III, Chief Executive Officer and Managing Director of Lincoln; has worked in investment management since 1957; with Lincoln since 1971; B.A., Swarthmore College; M.B.A., Harvard Business School.

    DAVID M. FOWLER, Executive Vice President and Managing Director of Lincoln; has worked in investment management since 1972; with Lincoln since 1984; B.S., Loyola University; M.B.A., Northwestern University.

    Both have served in this capacity since Lincoln became the Portfolio's adviser in August 1987.

THE PORTFOLIO AND VANGUARD

The Portfolio is part of Vanguard World Fund, which in turn is a member of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $310 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

    Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

    A list of the Fund's Directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

INVESTMENT ADVISER

The Portfolio employs Lincoln Capital Management Company, 200 South Wacker Drive, Chicago, IL 60606, as its investment adviser. Lincoln manages the Portfolio subject to the control of the officers and Directors of the Fund.

    Lincoln is paid an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average month-end assets for the quarter:

           --------------------------------------------
           ASSETS MANAGED                          FEE
           --------------------------------------------
           First $25 million                      0.40%
           Next $125 million                      0.35
           Next $350 million                      0.25
           Next $500 million                      0.20
           Next $1.5 billion                      0.15
           Assets over $2.5 billion               0.10
           --------------------------------------------

    For the year ended August 31, 1997, the investment advisory fee paid to Lincoln was $8.47 million.

    The fee agreement with Lincoln does not provide for either an incentive bonus or penalty based on performance. The agreement authorizes Lincoln to choose brokers or dealers to handle the purchase and sale of the Portfolio's securities, and directs Lincoln to get the best available price and most favorable execution from these brokers with respect to all transactions.

    At times, Lincoln may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then Lincoln is authorized to choose a broker who, in addition to executing the transaction, will provide research services to Lincoln or the Portfolio. However, Lincoln will not pay higher commissions specifically for the purpose of obtaining research services. The Portfolio may direct Lincoln to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolio.

The Board of Directors may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for Lincoln or as an additional adviser. However, no such change would be made before giving shareholders 30 days' notice, in writing.


GENERAL INFORMATION

The U.S. Growth Portfolio is one of two Portfolios of Vanguard World Fund, Inc. The other is the International Growth Portfolio. Vanguard World Fund was originally formed as a corporation in 1959 and is now organized under the laws of the state of Maryland. The Portfolios are combined under one corporation for administrative purposes, but for investment management purposes operate like separate companies.

    Shareholders of the U.S. Growth Portfolio have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Portfolio except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a director if the holders of at least 10% of the Portfolio's shares request a meeting in writing.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

    Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

    The following sections of the prospectus briefly explain the many services we offer you as a Vanguard U.S. Growth Portfolio shareholder. Booklets providing detailed information are available on the services marked with a [BOOK GRAPHIC]. Please call us to request copies.


SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares.

TELEPHONE REDEMPTIONS               Automatically set up for this Portfolio
(SALES AND EXCHANGES)               unless you notify us otherwise.

VANGUARD DIRECT DEPOSIT             Automatic method for depositing your
SERVICE                             paycheck or U.S. government payment
[BOOK GRAPHIC]                      (including Social Security and government
                                    pension checks) into your account.

VANGUARD AUTOMATIC EXCHANGE         Automatic method for moving a fixed amount
SERVICE                             of money from one Vanguard fund account to
[BOOK GRAPHIC]                      another.*


VANGUARD FUND EXPRESS               Electronic method for buying or selling
[BOOK GRAPHIC]                      shares. You can transfer money between your
                                    Vanguard fund account and an account at your
                                    bank, savings and loan, or credit union on a
                                    systematic schedule or whenever you wish.*

VANGUARD DIVIDEND EXPRESS           Electronic method for transferring dividends
[BOOK GRAPHIC]                      and/or capital gains distributions directly
                                    from your Vanguard fund account to your
                                    bank, savings and loan, or credit union
                                    account or to another Vanguard fund account.

VANGUARD BROKERAGE SERVICES         A cost-effective way to trade stocks, bonds,
  (VBS)                             and options on major exchanges, the Nasdaq,
[BOOK GRAPHIC]                      and other domestic over-the-counter markets
                                    at reduced rates, and to buy and sell shares
                                    of non-Vanguard mutual funds. Call VBS
                                    (1-800-992-8327) for additional information
                                    and the appropriate forms.

*Can be used to "dollar-cost average" [BOOK GRAPHIC] or to contribute to an IRA or other retirement plan.


                      Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                          Tele-Account 1-800-662-6273

TYPES OF ACCOUNTS

INDIVIDUAL OR OTHER ENTITY


Vanguard's account registration form can be used to establish a variety of nonretirement accounts.

FOR ONE OR MORE PEOPLE              To open an account in the name of one
                                    (individual) or more (joint tenants) people
                                    $3,000 minimum initial investment.

FOR A MINOR CHILD                   To open an account as an UGMA/UTMA (Uniform
[BOOK GRAPHIC]                      Gifts/Transfers to Minors Act). Age of
                                    majority and other requirements are set by
                                    state law. $1,000 minimum initial
                                    investment.

FOR HOLDING TRUST ASSETS            To invest assets held in an existing trust.
[BOOK GRAPHIC]                      $3,000 minimum initial investment.


FOR THIRD-PARTY TRUSTEE             To open an account as a retirement trust or
RETIREMENT INVESTMENTS              plan based on an existing corporate or
(Vanguard is not the custodian      institutional plan. These accounts are
or trustee.)                        established by the custodian or trustee of
                                    the existing plan.

FOR AN ORGANIZATION                 To open an account as a corporation,
                                    partnership, or other entity. These accounts
                                    may require a corporate resolution or other
                                    documents to name the individuals authorized
                                    to act. $3,000 minimum initial investment.

RETIREMENT

You establish these accounts with a Vanguard adoption agreement--not a Vanguard account registration form. To request the appropriate adoption agreement and forms, or to ask questions about investing for retirement, call Investor Information at 1-800-662-7447. For retirement plan details, call Individual Retirement Services at 1-800-662-2003.

FOR AN INDIVIDUAL RETIREMENT        To open a retirement account in the name of
ACCOUNT (IRA)                       an individual. IRAs can be established with
(Vanguard Fiduciary Trust           a contribution, a direct rollover from an
Company is the custodian.)          employer's plan, such as a 401(k), or an
                                    asset transfer or rollover from another
                                    financial institution, such as a bank or
                                    mutual fund company. $1,000 minimum initial
                                    investment.

FOR A SIMPLIFIED EMPLOYEE           To open a retirement account in the name of
PENSION PLAN ACCOUNT (SEP-IRA)      an employee. SEPs allow employers to make
(Vanguard Fiduciary Trust           deductible contributions directly to IRAs
Company is the custodian.)          established by their employees. A SEP can be
                                    established by people who are self-employed,
                                    small-business owners, partnerships, or
                                    corporations.

FOR A SAVINGS INCENTIVE MATCH       To open a retirement account in the name of
PLAN FOR EMPLOYEES ACCOUNT          an employee. Created as part of the Small
(SIMPLE IRA)                        Business Job Protection Act of 1996, SIMPLEs
(Vanguard Fiduciary Trust           replace SAR-SEPs. SIMPLEs are exclusively
Company is the custodian.)          for employers that had 100 or fewer
                                    employees in the most recent calendar year
                                    and that do not maintain another
                                    employer-sponsored retirement plan. A SIMPLE
                                    can be established by people who are
                                    self-employed, small business owners,
                                    partnerships, or corporations. Salary
                                    reduction contributions may be made by the
                                    employee, with matching or nonmatching
                                    contributions from the employer.


                      Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                          Tele-Account 1-800-662-6273

FOR A QUALIFIED RETIREMENT          To open a retirement account that allows
PROGRAM ACCOUNT                     small-business owners or people who are
(Vanguard Fiduciary Trust           self-employed to make tax-deductible
Company can be the trustee.)        retirement contributions for themselves and
                                    their employees into Profit-Sharing and
                                    Money Purchase Pension (Keogh) plans.

FOR A 403(b)(7) CUSTODIAL ACCOUNT   To open a retirement account that allows
(Vanguard Fiduciary Trust           employees of tax-exempt institutions (for
Company is the custodian.)          example, schools or hospitals) to make
                                    pretax retirement contributions.


DISTRIBUTION OPTIONS

You can receive distributions of dividends and/or capital gains in a number of ways:


REINVESTMENT                        Dividends and capital gains are
                                    automatically reinvested in additional
                                    shares of the Portfolio unless you request a
                                    different distribution method.

DIVIDENDS IN CASH                   Dividends are paid by check and mailed to
                                    your account's address of record, and
                                    capital gains are reinvested in additional
                                    shares of the Portfolio.

DIVIDENDS AND CAPITAL GAINS         Both dividends and capital gains are paid by
IN CASH                             check and mailed to your account's address
                                    of record.

To electronically transfer cash dividends and/or capital gains to your bank, savings and loan, or credit union account, or to another Vanguard fund account, see Vanguard Dividend Express under "Services and Account Features."

If you have elected to receive dividends and/or capital gain distributions in cash and the postal service is unable to make delivery to your address of record, your distribution option will be changed to reinvestment. No interest will accrue on amounts represented by uncashed distribution checks.


BUYING SHARES


You buy your shares at the Portfolio's next-determined net asset value after Vanguard receives your request, provided we receive your request before the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time). The Portfolio is offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.


                                    OPEN A NEW ACCOUNT                               ADD TO AN EXISTING ACCOUNT
MINIMUM INVESTMENT                  $3,000 (regular account); $1,000 (IRAs and       $100 by mail or exchange; $1,000 by wire.
                                    custodial accounts for minors).

BY MAIL                             Complete and sign the application form.          Mail your check with an Invest-By-Mail form
[ENVELOPE GRAPHIC]                                                                   detached from your confirmation statement to
                                                                                     the address listed on the form.

FIRST-CLASS mail to:
The Vanguard Group
P.O. Box 2600                       Make your check payable to: The Vanguard         Make your check payable to: The Vanguard
Valley Forge, PA 19482              Group-23                                         Group-23


                      Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                          Tele-Account 1-800-662-6273

EXPRESS or REGISTERED mail to:      All purchases must be made in U.S. dollars,      All purchases must be made in U.S. dollars,
The Vanguard Group                  and checks must be drawn on U.S. banks.          and checks must be drawn on U.S. banks.
455 Devon Park Drive
Wayne, PA 19087

IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.

                                    OPEN A NEW ACCOUNT                               ADD TO AN EXISTING ACCOUNT
BY TELEPHONE                        Call Vanguard Tele-Account* 24 hours a           Call Vanguard Tele-Account* 24 hours a
[PHONE RECEIVER GRAPHIC]            day--or Client Services during business          day--or Client Services during business
1-800-662-6273                      hours--to exchange from another Vanguard         hours--to exchange from another Vanguard
Vanguard Tele-Account(R)            fund account with the same registration          fund account with the same registration
                                    (name, address, taxpayer I.D., and account       (name, address, taxpayer I.D., and account
1-800-662-2739                      type).                                           type).
Client Services

                                                                                     Use Vanguard Fund Express (see "Services and
                                                                                     Account Features") to transfer assets from
                                                                                     your bank account. Call Client Services
                                                                                     before your first use to verify that this
                                                                                     option is in place.

                                    *You must obtain a Personal Identification
                                   Number through Tele-Account at least seven
                                    days before you request your first exchange.



IMPORTANT NOTE: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.

BY WIRE                             Call Client Services to arrange your wire        Call Client Services to arrange your wire
[WIRE GRAPHIC]                      transaction.                                     transaction.
Wire to:
CoreStates Bank, N.A.               Wire transactions are not available for          Wire transactions are not available for
ABA 031000011                       retirement accounts.                             retirement accounts.
CoreStates No 01019897
[Temporary Account Number]
Vanguard U.S. Growth Portfolio
[Account Registration]
Attention: Vanguard

AUTOMATICALLY                       --                                               Vanguard offers a variety of ways that you
[CIRCLE OF ARROWS GRAPHIC]                                                           can add to your account automatically. See
                                                                                     "Services and Account Features."


You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.

IMPORTANT NOTE: If you buy Portfolio shares through a registered broker-dealer or investment adviser, the broker-dealer or adviser may charge you a service fee.


    It is important that you call Vanguard before you invest a large dollar amount by wire or check. We must consider the interests of all Portfolio shareholders and so reserve the right to delay or refuse any purchase that will disrupt the Portfolio's operation or performance.


                      Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                          Tele-Account 1-800-662-6273

REDEEMING SHARES


IMPORTANT TAX NOTE: Any sale or exchange of shares in a nonretirement account could result in a taxable gain or a loss.


The ability to redeem (that is, sell or exchange) Portfolio shares by telephone is automatically established for your account unless you tell us in writing that you do not want this option.

   To protect your account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

    [CHECK MARK]   Portfolio name.

    [CHECK MARK]   10-digit account number.

    [CHECK MARK]   Name and address exactly as registered on that account.

    [CHECK MARK]   Social Security or employer identification number as
                   registered on that account.

    If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.


    If we follow reasonable security procedures, neither the Portfolio nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.


HOW TO SELL SHARES

You may withdraw any part of your account, at any time, by selling shares. Sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Portfolio's next-determined net asset value after Vanguard receives all required documents in good order.

Good order means that the request includes:

    [CHECK MARK]   Portfolio name and account number.

    [CHECK MARK]   Amount of the transaction (in dollars or shares).

    [CHECK MARK]   Signatures of all owners exactly as registered on the
                   account.

    [CHECK MARK]   Signature guarantees (if required).

    [CHECK MARK]   Any supporting legal documentation that may be required.

    [CHECK MARK]   Any certificates you are holding for the account.


    Sales or exchange requests received after the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) are processed at the next business day's net asset value. No interest will accrue on amounts represented by uncashed redemption checks.

    The Portfolio reserves the right to close any nonretirement or UGMA/UTMA account whose balance falls below the minimum initial investment. The Portfolio will deduct a $10 annual fee if your nonretirement account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.


Some written requests require a signature guarantee from a bank, broker, or other acceptable financial institution. A notary public cannot provide a signature guarantee.

                      Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                          Tele-Account 1-800-662-6273

HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one Vanguard fund to purchase shares of another.

    Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

    Because excessive exchanges can potentially disrupt the management of the Fund and increase transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from the Fund during any 12-month period. "Substantive" means either a dollar amount large enough to have a negative impact on the Fund or a series of movements between Vanguard funds.

    Before you exchange into a new Vanguard fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.

SELLING OR EXCHANGING SHARES        ACCOUNT TYPE
BY TELEPHONE                        ALL TYPES EXCEPT RETIREMENT:
[TELEPHONE RECEIVER]                Call Vanguard Tele-Account* 24 hours a
1-800-662-6273                      day--or Client Services during business
Vanguard Tele-Account               hours--to sell or exchange shares. You can
                                    exchange shares from this Portfolio to open
                                    an account in another Vanguard fund or to
                                    add to an existing Vanguard fund account
                                    with an identical registration.

1-800-662-2739                      RETIREMENT:
Client Services                     You can exchange--but not sell--shares by
                                    calling Tele-Account or Client Services.

                                    *You must obtain a Personal Identification
                                    Number through Tele-Account at least seven days before you request your first redemption.



BY MAIL                             ALL TYPES EXCEPT RETIREMENT:
[ENVELOPE]
FIRST-CLASS mail to:                Send a letter of instruction signed by all
The Vanguard Group                  registered account holders. Include the
Vanguard/Morgan Growth Fund         Portfolio name and account number and (if
P.O. Box 1120                       you are selling) a dollar amount or number
Valley Forge, PA 19482              of shares OR (if you are exchanging) the
                                    name of the fund you want to exchange into
                                    and a dollar amount or number of shares. To
                                    exchange into an account with a different
                                    registration (including a different name,
                                    address, or taxpayer identification number),
                                    you must provide the guaranteed signature of
                                    all current account owners on your written
EXPRESS or REGISTERED mail to:      instructions.
The Vanguard Group
Vanguard/Morgan Growth Fund         RETIREMENT:
455 Devon Park Drive
Wayne, PA 19087                     For information on how to request
                                    distributions from:

                                    -   IRAs--call Client Services.

                                    -   SEP-IRAs, SIMPLE-IRAs, 403(b)(7)
                                        custodial accounts, and Profit-Sharing
                                        and Money Purchase Pension (Keogh)
                                        Plans--call Individual Retirement Plans
                                        at 1-800-662-2003.

                                    Depending on your account registration type, additional documentation may be required.



                      Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                          Tele-Account 1-800-662-6273

SELLING OR EXCHANGING SHARES        ACCOUNT TYPE
EXCHANGING SHARES ONLINE            You may use your personal computer to
[COMPUTER]                          exchange shares of most Vanguard funds by
                                    accessing Vanguard's website
                                    (http://www.vanguard.com). To establish this
                                    service for your account, you must first
                                    register through our website. We will then
                                    send to you, by mail, an account access
                                    password that will enable you to make
                                    on-line exchanges.

                                    The Vanguard funds that you cannot purchase or sell through on-line exchange are VANGUARD INDEX TRUST, VANGUARD BALANCED
                                    INDEX FUND, VANGUARD INTERNATIONAL EQUITY
                                    INDEX FUND, VANGUARD REIT INDEX PORTFOLIO,
                                    VANGUARD TOTAL INTERNATIONAL PORTFOLIO, AND
                                    VANGUARD GROWTH AND INCOME PORTFOLIO
                                    (formerly known as Vanguard Quantitative
                                    Portfolios). These funds do permit online exchanges within IRAs and other retirement accounts.


AUTOMATICALLY                       ALL TYPES EXCEPT RETIREMENT:
[GRAPHIC OF ARROWS                  Vanguard offers several ways to sell or
IN A CIRCLE]                        exchange shares automatically (see "Services
                                    and Account Features"). Call Investor
                                    Information for the appropriate booklet and
                                    application if you did not elect this
                                    feature when you opened your account.

It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Portfolio shareholders and so reserve the right to delay your redemption proceeds--up to seven days--if the amount will disrupt the Portfolio's operation or performance.

                         A NOTE ON UNUSUAL CIRCUMSTANCES

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.


PORTFOLIO AND ACCOUNT UPDATES


STATEMENTS AND REPORTS

We will send you clear, concise account and tax statements to help you keep track of your Vanguard U.S. Growth Portfolio account throughout the year as well as when you are preparing your income tax returns.

    In addition, you will receive financial reports about the Portfolio twice a year. These comprehensive reports include an assessment of the Portfolio's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the adviser, as well as a listing of its holdings and other financial statements.


                      Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                          Tele-Account 1-800-662-6273

CONFIRMATION STATEMENT              Sent each time you buy, sell, or exchange
                                    shares; confirms the trade date and the
                                    amount of your transaction.

PORTFOLIO SUMMARY                   Mailed quarterly; shows the market value of
[BOOK GRAPHIC]                      your account at the close of the statement
                                    period, as well as distributions, purchases,
                                    sales, and exchanges for the current
                                    calendar year.

FUND FINANCIAL REPORTS              Mailed in April and October for this
                                    Portfolio.

TAX STATEMENTS                      Generally mailed in January; report previous
                                    year's dividend distributions, proceeds from
                                    the sale of shares, and distributions from
                                    IRAs or other retirement accounts.


AVERAGE COST STATEMENT              Issued quarterly for taxable accounts
[BOOK GRAPHIC]                      (accompanies your Portfolio Summary); shows
                                    the average cost of shares that you redeemed
                                    during the calendar year, using the average
                                    cost single category method.



AUTOMATED TELEPHONE ACCESS

VANGUARD TELE-ACCOUNT               Toll-free access to Vanguard fund and
1-800-662-6273                      account information--as well as some
Any time, seven days a week,        transactions--through any Touch-Tone(TM)
from anywhere in the continental    telephone. Tele-Account provides total
United States and Canada.           return, share price, price change, and yield
[BOOK GRAPHIC]                      quotations for all Vanguard funds; gives
                                    your account balances and history (e.g.,
                                    last transaction, latest dividend
                                    distribution); and allows you to sell or
                                    exchange fund shares.

COMPUTER ACCESS

VANGUARD ON THE                     Use your personal computer to visit
WORLD WIDE WEB                      Vanguard's education-oriented website, which
http://www.vanguard.com             provides timely news and information about
                                    Vanguard funds and services; an on-line
                                    "university" that offers a variety of mutual
                                    fund classes; and easy-to-use, interactive
                                    tools to help you create your own investment
                                    and retirement strategies.



Investor Information 1-800-662-7447   -   Client Services 1-800-662-2739  -
Tele-Account  1-800-662-6273



                      Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                          Tele-Account 1-800-662-6273

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES


Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

DOLLAR-COST AVERAGING

Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.




GROWTH STOCK FUND

A mutual fund that emphasizes stocks of companies whose strong earnings and revenue potential indicate above-average prospects for capital growth, with less emphasis on dividend income.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL

The amount of your own money you put into an investment.

SECURITIES

Stocks, bonds, and other investment vehicles.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND

A mutual fund that focuses on the stocks of companies that, considering their earnings and dividends, are attractively priced; these companies often pay regular dividend income to shareholders.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                       [THE VANGUARD GROUP LOGO]
                                                            Post Office Box 2600
                                                          Valley Forge, PA 19482



INVESTOR INFORMATION                VANGUARD BROKERAGE                     ELECTRONIC ACCESS TO THE
DEPARTMENT                          SERVICES                               VANGUARD MUTUAL FUND
1-800-662-7447 (SHIP)               1-800-992-8327                         EDUCATION AND INFORMATION
TEXT TELEPHONE:                     For information on trading             CENTER
1-800-952-3335                      stocks, bonds, and options             World Wide Web
For information on our funds,       at reduced commissions                 http://www.vanguard.com
fund services, and retirement
accounts; requests for              VANGUARD TELE-ACCOUNT(R)               E-mail
literature                          1-800-662-6273 (ON-BOARD)              online@vanguard.com
                                    For 24-hour automated access
CLIENT SERVICES DEPARTMENT          to price and yield, information
1-800-662-2739 (CREW)               on your account, certain
TEXT TELEPHONE:                     transactions
1-800-662-2738
For information on your
account, account transactions,
account statements




                                                     (C) 1997 Vanguard Marketing
                                                     Corporation, Distributor

                                                     P023N

VANGUARD
U.S. GROWTH
PORTFOLIO


Institutional Prospectus
December 12, 1997

This prospectus contains financial data for the Fund through the fiscal year ended August 31, 1997.



[GRAPHIC OF SHIP]

[A member of the Vanguard Group logo]

VANGUARD U.S. GROWTH PORTFOLIO                        A Growth Stock Mutual Fund

CONTENTS
Portfolio Expenses                                     2

Financial Highlights                                   3

A Word About Risk                                      4

The Portfolio's
Objective                                              4

Who Should Invest                                      4

Investment Strategy                                    5

Investment Policies                                    7

Investment Limitations                                 8

Investment
Performance                                            8

Share Price                                            9

Dividends, Capital
Gains, and Taxes                                      10

The Portfolio and
Vanguard                                              10

Investment Adviser                                    11

General Information                                   12

Investing
with Vanguard

- For Plan Participants                               13

- For Other
  Institutional Investors                             13

Accessing Fund
Information
by Computer                                           14

Prospectus Postscript                                 15

Risk Quiz                                             16

Glossary                               Inside Back Cover



INVESTMENT OBJECTIVE AND POLICIES


Vanguard U.S. Growth Portfolio (the Portfolio) is a diversified mutual fund, a part of Vanguard World Fund, Inc. (the Fund), an open-end investment management company.

   The Portfolio seeks to provide long-term capital growth by investing in the stocks of high-quality, seasoned U.S. companies with records of exceptional growth. The Portfolio emphasizes companies with strong positions in their markets, reasonable financial strength, and low sensitivity to changing economic conditions.


   IT IS IMPORTANT TO NOTE THAT THE PORTFOLIO'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO.

FEES AND EXPENSES

The Portfolio is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

IMPORTANT NOTE

This prospectus is intended for institutional clients and for participants in employer-sponsored retirement or savings plans. Another version -- for investors who would like to open a personal investment account -- can be obtained by calling Vanguard at 1-800-662-7447.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO


A Statement of Additional Information (dated December 12, 1997) containing more information about the Portfolio is, by reference, part of this prospectus and may be obtained without charge by contacting Vanguard (see back cover) or visiting the Securities and Exchange Commission's website (http://www.sec.gov).


WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategy of the U.S. Growth Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Portfolio is the right investment for you. We suggest that you keep it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PORTFOLIO PROFILE

VANGUARD U.S. GROWTH PORTFOLIO

WHO SHOULD INVEST (page 4)

- Investors seeking a growth stock mutual fund as part of a balanced and diversified investment program.

- Investors seeking growth of their capital over the long term -- at least five years.

WHO SHOULD NOT INVEST

-        Investors seeking current dividend income.

-        Investors unwilling to accept significant fluctuations in share price.

RISKS OF THE PORTFOLIO (pages 4 - 8)


The Portfolio's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The portfolio is also subject to manager risk (the chance that poor security selection will cause it to lag the stock market as a whole) and, as a growth stock fund, to objective risk (the chance that returns from growth stocks will trail returns from the overall stock market).


DIVIDENDS AND CAPITAL GAINS (page 10)

Paid annually in December. In participant accounts, all distributions are automatically reinvested.


INVESTMENT ADVISER (page 11)
Lincoln Capital Management Company, Chicago, Ill.

INCEPTION DATE: January 6, 1959

NET ASSETS AS OF 8/31/97: $7.45 billion

PORTFOLIO'S EXPENSE RATIO FOR THE YEAR ENDED 8/31/97: 0.42%

NEWSPAPER ABBREVIATION: USGro

VANGUARD FUND NUMBER: 080 (for plan participants), 023 (for all other investors)

CUSIP NUMBER: 921910105

QUOTRON SYMBOL: VWUSX.Q

AVERAGE ANNUAL TOTAL RETURNS --
PERIODS ENDED AUGUST 31, 1997

                           1 YEAR     5 YEARS     10 YEARS
                           ------     -------     --------
U.S. Growth Portfolio       32.5%       17.3%       14.1%
S&P 500 Index               40.7        19.8        13.9

QUARTERLY RETURNS (%) 1988 - 1997

(intended to show volatility of returns)

[GRAPH]
[PLOT POINTS TO COME]


In evaluating past performance, remember that it is not indicative of future performance and that returns from stocks before adjusting for inflation were relatively high during the periods shown. Performance figures include the reinvestment of any dividends and capital gains distributions. The returns shown are net of expenses, but they do not reflect income taxes an investor would have incurred. Note, too, that both the return and principal value of an investment will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original cost.

                                PLAIN TALK ABOUT

                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.


                                PLAIN TALK ABOUT

                                  FUND EXPENSES


All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard U.S. Growth Portfolio's expense ratio in fiscal year 1997 was 0.42%, or $4.20 per $1,000 of average net assets. The average growth equity mutual fund had expenses in 1996 of 1.50%, or $15.00 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.




PORTFOLIO EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Portfolio.

   As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Portfolio:

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases:                            None
Sales Load Imposed on Reinvested Dividends:                 None
Redemption Fees:                                            None
Exchange Fees:                                              None


   The next table illustrates the operating expenses that you would incur as a shareholder of the Portfolio. These expenses are deducted from the Portfolio's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Portfolio, providing shareholder services, and other activities. The expenses shown in the table are based upon those incurred in the fiscal year ended August 31, 1997.

ANNUAL FUND OPERATING EXPENSES
Management and Administrative Expenses:                        0.25%
Investment Advisory Expenses:                                  0.14%
12b-1 Marketing Fees:                                          None
Other Expenses
   Marketing and Distribution Costs:                 0.02%
   Miscellaneous Expenses (e.g., Taxes, Auditing):   0.01%
                                                     -----
Total Other Expenses:                                          0.03%
                                                               -----
   TOTAL OPERATING EXPENSES (EXPENSE RATIO):                   0.42%
                                                               =====

   The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes that (1) the Portfolio provides a return of 5% a year and (2) you redeem your investment at the end of each period.

           ---------------------------------------------------------
                1 YEAR      3 YEARS      5 YEARS     10 YEARS
           ---------------------------------------------------------
                  $4          $13          $24          $53
           ---------------------------------------------------------

THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS


The following financial highlights table shows the results for a share outstanding for each of the last ten years ended August 31, 1997. The financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Portfolio's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Portfolio's most recent annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Portfolio's performance. You may have the report sent to you without charge by calling Vanguard (see back cover).




----------------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED AUGUST 31,
                                         ----------------------------------------------------------------------------------------
                                          1997     1996      1995     1994     1993     1992     1991     1990     1989     1988
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $22.62   $18.83   $15.52    $14.71   $14.71   $13.69   $10.38   $10.01   $ 7.17   $12.74
                                         ----------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                      .27      .26      .25       .20      .21      .19      .20      .14      .11      .10
 Net Realized and Unrealized
  Gain (Loss) on Investments               6.73     4.39     3.24       .82      .05     1.02     3.30      .36     2.79    (2.10)
                                         ----------------------------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS        7.00     4.65     3.49      1.02      .26     1.21     3.50      .50     2.90    (2.00)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income      (.26)    (.29)    (.18)     (.21)    (.18)    (.19)    (.19)    (.13)    (.06)    (.31)
Distributions from Realized Capital
   Gains                                  (1.62)    (.57)      --        --     (.08)      --       --       --       --    (3.26)
                                         ----------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                    (1.88)    (.86)    (.18)     (.21)    (.26)    (.19)    (.19)    (.13)    (.06)   (3.57)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $27.74   $22.62   $18.83    $15.52   $14.71   $14.71   $13.69   $10.38   $10.01    $7.17
----------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                              32.50%   25.28%   22.75%     6.98%    1.69%    8.83%   34.28%    5.03%   40.72%  (21.62)%
----------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)     $7,445   $4,544   $2,989    $1,963   $1,954   $1,441     $747     $339     $184     $130
Ratio of Total Expenses to
 Average Net Assets                        0.42%    0.43%    0.47%     0.52%    0.49%    0.49%    0.56%    0.74%    0.95%    0.88%
Ratio of Net Investment Income to
 Average Net Assets                        1.13%    1.32%    1.59%     1.30%    1.50%    1.52%    1.82%    1.77%    1.44%    1.23%
Portfolio Turnover Rate                      35%      44%      32%       47%      37%      24%      30%      49%      48%      38%
Average Commission Rate Paid             $.0493    $.0492     N/A       N/A      N/A      N/A      N/A      N/A      N/A      N/A
----------------------------------------------------------------------------------------------------------------------------------

   From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.


                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


The Portfolio began fiscal 1997 with a net asset value (price) of $22.62 per share. During the year, the Portfolio earned $.27 per share from investment income (interest and dividends) and $6.73 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

   Of those total earnings of $7.00 per share, $1.88 per share was returned to shareholders in the form of dividend and capital gains distributions.

   The earnings ($7.00 per share) less distributions ($1.88 per share) resulted in a share price of $27.74 at the end of the year, an increase of $5.12 per share (from $22.62 at the beginning of the period to $27.74 at the end of the period). Assuming that the shareholder had reinvested the distributions in the purchase of more shares, total return from the Portfolio was 32.50% for the year.

   As of August 31, 1997, the Portfolio had $7.45 billion in net assets; an expense ratio of 0.42% ($4.20 per $1,000 of net assets); and net investment income amounting to 1.13% of its average net assets. It sold and replaced securities valued at 35% of its total net assets.

                                PLAIN TALK ABOUT

                                  GROWTH FUNDS
                                 AND VALUE FUNDS


   Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth and value stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price or who prefer a higher portion of the fund's returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations.


                                PLAIN TALK ABOUT

                           INVESTING FOR THE LONG TERM

Vanguard U.S. Growth Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock market.

--------------------------------------------------------------------------------

A WORD ABOUT RISK

This prospectus describes the risks you will face as an investor in Vanguard U.S. Growth Portfolio. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. However, as you consider an investment in the U.S. Growth Portfolio, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

   Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Portfolio, will confront.

--------------------------------------------------------------------------------


THE PORTFOLIO'S OBJECTIVE


The Portfolio seeks to provide long-term growth in capital. This objective is fundamental, which means that it cannot be changed unless a majority of shareholders vote to do so.

[FLAG] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES, YOUR INVESTMENT IN THE PORTFOLIO, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.

WHO SHOULD INVEST

The Portfolio may be a suitable investment for you if:

- You wish to add a growth stock fund to your existing holdings, which could include other stock -- as well as bond, money market, and tax-exempt -- investments.

- You are seeking growth of capital over the long term -- at least five years.

-        You are not looking for income.

- You characterize your investment temperament as "relatively aggressive."

- You are seeking a fund that emphasizes good-quality companies with established records of growth.

   This Portfolio is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Portfolio's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Portfolio has adopted the following policies:


- The Portfolio reserves the right to reject any purchase request -- including exchanges from other Vanguard funds -- that it regards as disruptive to the efficient management of the Portfo-
lio. This could be because of the timing of the investment or because of a history of excessive trading by the investor.


- There is a limit on the number of times you can exchange into or out of the Portfolio. If you own shares of the Portfolio as an investment option in an employer-sponsored retirement or savings plan, your plan dictates the rules governing exchanges. Contact your plan administrator for details.


-        The Portfolio reserves the right to stop offering shares at any time.



INVESTMENT STRATEGY

This section explains how the investment adviser pursues the Portfolio's objective of long-term growth in capital. It also explains three important risks -- market risk, objective risk, and manager risk -- faced by investors in the Portfolio. Unlike the Portfolio's investment objective, the adviser's investment strategy is not fundamental and can be changed by the Portfolio's Board of Directors without shareholder approval. However, before making any important change in its strategy, the Portfolio will give shareholders 30 days' notice, in writing.


MARKET EXPOSURE
The Portfolio invests chiefly in large-capitalization common stocks that offer favorable prospects for capital growth but that produce little current income. At times, the Portfolio may also invest in securities that are convertible into common stocks.

[FLAG] THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.


   To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

-----------------------------------------------------------------
                    U.S. STOCK MARKET RETURNS (1926 - 1996)
-----------------------------------------------------------------
                  1 YEAR       5 YEARS     10 YEARS      20 YEARS
-----------------------------------------------------------------
Best               53.9%        23.9%        20.1%        16.9%
Worst            - 43.3       - 12.5        - 0.9          3.1
Average            12.7         10.4         10.8         10.8
-----------------------------------------------------------------


                                PLAIN TALK ABOUT

                             COSTS AND MARKET TIMING

Some investors try to profit from "market timing" -- switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Portfolio discourages short-term trading by, among other things, limiting the number of exchanges it permits.

                                PLAIN TALK ABOUT

                               LARGE-CAP, MID-CAP,
                              AND SMALL-CAP STOCKS


Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median market value of their outstanding shares exceeding $5 billion. Mid-cap funds hold stocks of companies with an average market value between $1 billion and $5 billion. Small-cap funds hold stocks of companies with a median market value of less than $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small-cap funds.

                                PLAIN TALK ABOUT

                            PORTFOLIO DIVERSIFICATION


In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.



   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1996. For example, while the average return on stocks for all of the 5-year periods was 10.4%, returns for these five-year periods ranged from a -12.5% average (from 1928 through 1932), to 23.9% (from 1951 through 1955).
These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or this Portfolio in particular.


   Finally, because the U.S. Growth Portfolio does not hold the same securities held in the Standard & Poor's 500 Index or any other market index, the performance of the Portfolio will not mirror the returns of any particular index.

[FLAG] THE PORTFOLIO IS SUBJECT TO OBJECTIVE RISK, WHICH IS THE POSSIBILITY THAT RETURNS FROM GROWTH STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. AS A GROUP, GROWTH STOCKS TEND TO GO THROUGH CYCLES OF RELATIVE UNDERPERFORMANCE AND OUTPERFORMANCE IN COMPARISON TO COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.


SECURITY SELECTION
Lincoln Capital Management Company (Lincoln), adviser to the Portfolio, selects common stocks of seasoned U.S. companies that have past records of growth and, in Lincoln's opinion, above-average prospects for continued growth. Such companies tend to have strong positions in their markets, reasonable financial strength, and relatively low sensitivity to changing economic conditions. Lincoln seeks to identify stocks that sell at attractive prices in relation to their growth potential. The top ten holdings (which amounted to 39% of the Portfolio's total net assets) as of August 31, 1997, follow.

    1. Intel Corp.
    2. Monsanto Co.
    3. Philip Morris Cos. Inc.
    4. Cisco Systems, Inc.
    5. Procter & Gamble Co.
    6. The Coca-Cola Co.
    7. Pfizer, Inc.
    8. Bristol-Myers Squibb Co.
    9. American Home Products Co.
   10. Microsoft Corp.


   Keep in mind that, because the makeup of the Portfolio changes daily, this listing is only a "snapshot" at one point in time. Note, too, that the Portfolio's relatively low level of diversification means that there is a greater chance that the poor performance of a single stock held could hurt the Portfolio.

   The Portfolio is run by Lincoln according to traditional methods of active investment management, which means securities are bought and sold according to Lincoln's judgments about companies and their financial prospects, within the context of the stock market and the economy in general.


[FLAG] THE PORTFOLIO IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT LINCOLN MAY DO A POOR JOB OF SELECTING STOCKS.

PORTFOLIO TURNOVER
Although the Portfolio generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Portfolio's average turnover rate for the past five years has been about 39%. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.)


INVESTMENT POLICIES

Besides investing in common stocks of growth companies, the Portfolio may follow a number of investment policies to achieve its objective.

   The Portfolio may invest up to 20% of its assets in securities of companies based outside the United States. These securities may be traded in U.S. or foreign markets.

[FLAG] THE PORTFOLIO IS SUBJECT TO COUNTRY RISK, WHICH IS THE POSSIBILITY THAT POLITICAL EVENTS (SUCH AS A WAR), FINANCIAL PROBLEMS (SUCH AS GOVERNMENT DEFAULT), OR NATURAL DISASTERS (SUCH AS AN EARTHQUAKE) WILL WEAKEN A COUNTRY'S ECONOMY AND CAUSE INVESTMENTS IN THAT COUNTRY TO LOSE MONEY.

   The Fund may also invest in derivatives.


[FLAG] ALTHOUGH IT HAS NOT DONE SO IN THE PAST, THE PORTFOLIO RESERVES THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN STOCK FUTURES AND OPTIONS CONTRACTS, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES.


   Losses (or gains) involving futures can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a Portfolio. This Portfolio will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Portfolio will keep separate cash reserves or other short-term cash-equivalent securities in the amount of the obligation underlying the futures contract. Only a limited percentage of the Portfolio's assets -- 5% -- may be applied towards the deposits required in futures contracts, and the value of all futures contracts in which the Portfolio acquires an interest cannot exceed 20% of the Portfolio's total assets.

   The reasons for which the Portfolio may use futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

- To reduce the Portfolio's transaction costs by buying futures instead of actual stocks.

- To add value to the Portfolio by buying futures instead of actual stocks when futures are cheaper.

   The Portfolio will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Portfolio may hold cash reserves without limit.


                                PLAIN TALK ABOUT

                               PORTFOLIO TURNOVER


Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. The average turnover rate for all domestic stock funds is 79%.



                                PLAIN TALK ABOUT

                                  THE RISKS OF
                             INTERNATIONAL INVESTING


Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stock may not be as liquid as the stock of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than in the United States. These factors, among others, could negatively impact the returns Americans receive from a foreign investment. For more information about foreign investment risk, see the Statement of Additional Information.

                                PLAIN TALK ABOUT

                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives -- some of which can carry considerable risks.

                                PLAIN TALK ABOUT

                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.



INVESTMENT LIMITATIONS


To reduce risk, the Portfolio has adopted fundamental limitations on some of its investment policies. Some of these limitations are that the Portfolio may not:

- Invest more than 5% of its assets in the securities of companies that have been in business for less than three years.

-        Invest more than 25% of its assets in any one industry.

- Borrow money, except for temporary or emergency purposes to meet shareholder requests to redeem shares.

- Buy any security if, as a result, more than 15% of the Portfolio's assets would be invested in securities that are not readily convertible to cash.

         With respect to 75% of its assets, this Portfolio will not:

-        Invest more than 5% in the securities of any one company.

-        Buy more than 10% of the outstanding voting securities of any company.

   A complete list of applicable investment limitations can be found in the Statement of Additional Information which are fundamental and may be changed only by approval of a majority of the Portfolio's shareholders.



INVESTMENT PERFORMANCE

Vanguard U.S. Growth Portfolio invests primarily in common stocks, so its performance is closely correlated to the performance of the overall stock market. Historically, stock market performance has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.

                          AVERAGE ANNUAL TOTAL RETURNS
                            FOR PERIODS ENDED 8/31/97

                                  [BAR GRAPH]


                             1 YEAR    3 YEARS   5 YEARS   10 YEARS   20 YEARS   25 YEARS
U.S. Growth Portfolio         32.5%     26.8%     17.3%     14.1%      15.9%      10.9%
S&P 500 Index                 40.7%     26.6%     19.8%     13.9%      16.2%      13.0%


   The results shown above represent the Portfolio's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the unmanaged Standard & Poor's 500 Index. The chart does not make any allowance for federal, state, or local income taxes that shareholders must pay on a current basis.


   In weighing these performance figures, note that the Portfolio has been in operation since January 6, 1959, and managed by Lincoln Capital Management since August 31, 1987.


SHARE PRICE


The Portfolio's share price, called its net asset value, is calculated each business day after the close of regular trading (generally 4 p.m. Eastern time) of the New York Stock Exchange. Net asset value per share is computed by adding up the total value of the Portfolio's investments and other assets, subtracting any of its liabilities, or debts, and then dividing by the number of Portfolio shares outstanding:

                            TOTAL ASSETS   -   LIABILITIES
   NET ASSET VALUE = ----------------------------------------------
                             NUMBER OF SHARES OUTSTANDING

   Daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Portfolio shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Portfolio that day.

   The Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Funds. Different newspapers use different abbreviations of the Portfolio's name, but the most common is USGro.

                                PLAIN TALK ABOUT

                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that the fund earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group, Inc., is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

DIVIDENDS, CAPITAL GAINS, AND TAXES


Each December, the Portfolio distributes to shareholders virtually all of its income from interest and dividends, as well as any capital gains realized from the sale of securities. In addition, the Portfolio may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.


   If you own shares of the Portfolio as an investment option in an employer-sponsored retirement or savings plan, these dividend and capital gains distributions will be reinvested in additional Portfolio shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Document, or your own tax adviser about the tax consequences of an investment in the Portfolio and of any plan withdrawals.

   If your Vanguard U.S. Growth Portfolio investment is not part of an employer-sponsored plan, you can receive distributions of income or capital gains in cash, or you may have them automatically reinvested in more shares of the Portfolio. Both dividend and capital gains distributions -- whether received in cash or reinvested in additional shares -- are subject to federal (and possibly state and local) income taxes, no matter how long you have held the shares in the Portfolio. You should consult your own tax adviser about other tax consequences of an investment in the Portfolio.


THE PORTFOLIO AND VANGUARD


The Portfolio is part of Vanguard World Fund, which in turn is a member of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $310 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

    Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

    A list of the Fund's Directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

                                PLAIN TALK ABOUT

                             THE PORTFOLIO'S ADVISER


Lincoln Capital Management Company, an investment advisory firm founded in 1967, currently manages more than $46 billion in assets. It provides investment counseling services to a limited number of clients, most of which are institutional clients such as pension funds. The managers responsible for overseeing the implementation of Lincoln's strategy for Vanguard U.S. Growth Portfolio are:

   J. PARKER HALL III, Chief Executive Officer and Managing Director of Lincoln; has worked in investment management since 1957; with Lincoln since 1971; B.A., Swarthmore College; M.B.A., Harvard Business School.

   DAVID M. FOWLER, Executive Vice President and Managing Director of Lincoln; has worked in investment management since 1972; with Lincoln since 1984; B.S., Loyola University; M.B.A., Northwestern University.

   Both have served in this capacity since Lincoln became the Portfolio's adviser in August 1987.


INVESTMENT ADVISER

The Portfolio employs Lincoln Capital Management Company, 200 South Wacker Drive, Chicago, IL 60606, as its investment adviser. Lincoln manages the Portfolio subject to the control of the officers and Directors of the Fund.


   Lincoln is paid an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average month-end assets for the quarter:


           ASSETS MANAGED                         FEE
           --------------------------------------------
           First $25 million                      0.40%
           Next $125 million                      0.35
           Next $350 million                      0.25
           Next $500 million                      0.20
           Next $1.5 billion                      0.15
           Assets over $2.5 billion               0.10


    For the year ended August 31, 1997, the investment advisory fee paid to Lincoln was $8.47 million.

    The fee agreement with Lincoln does not provide for either an incentive bonus or penalty based on performance. The agreement authorizes Lincoln to choose brokers or dealers to handle the purchase and sale of the Portfolio's securities, and directs Lincoln to get the best available price and most favorable execution from these brokers with respect to all transactions.

    At times, Lincoln may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then Lincoln is authorized to choose a broker who, in addition to executing the transaction, will provide research services to Lincoln or the Portfolio. However, Lincoln will not pay higher commissions specifically for the purpose of obtaining research services. The Portfolio may direct Lincoln to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolio.


    The Board of Directors may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for Lincoln or as an additional adviser. However, no such change would be made before giving shareholders 30 days' notice, in writing.

GENERAL INFORMATION


The U.S. Growth Portfolio is one of two Portfolios of Vanguard World Fund, Inc. The other is the International Growth Portfolio. Vanguard World Fund was originally formed as a corporation in 1959 and is now organized under the laws of the state of Maryland. The Portfolios are combined under one corporation for administrative purposes, but for investment management purposes operate like separate companies.

   Shareholders of the U.S. Growth Portfolio have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Portfolio except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a director if the holders of at least 10% of the Portfolio's shares request a meeting in writing.

INVESTING WITH VANGUARD

FOR PLAN PARTICIPANTS


Vanguard U.S. Growth Portfolio is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Portfolio as an investment option.

- If you have any questions about the Portfolio or Vanguard, including the Portfolio's investment objective, strategies, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.


INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contributions, exchanges, or redemptions of the Portfolio's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. However, because excessive exchanges can potentially disrupt the management of the Portfolio and increase its transaction costs, Vanguard reserves the right to refuse any exchange request. In addition, certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions. Contact your plan administrator for details on the exchange policies that apply to your plan.

         Before making an exchange, you should consider the following:

- Before you exchange to another Vanguard fund available in your plan, you should read that fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.

FOR OTHER INSTITUTIONAL INVESTORS

If you have questions about Vanguard U.S. Growth Portfolio, including how to establish an account, call Vanguard, toll-free, at 1-800-523-1036.

    If you have questions about an existing account, contact your Vanguard account administrator.

TRANSACTIONS

Purchases, exchanges, or redemptions of the Portfolio's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your purchase, exchange, or redemption, and that Vanguard has received the appropriate assets. The price of shares bought, exchanged, or sold will be the Portfolio's next-determined net asset value after Vanguard has processed your request, provided your request has been received before the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time).


         Vanguard must consider the interests of all Portfolio shareholders and so reserves the right to:

- Delay or reject any purchase or exchange request that may disrupt the Portfolio's operation or performance.

- Revise or terminate the exchange privilege or limit the amount of an exchange, at any time, without notice.

-        Take up to seven days to deliver your redemption proceeds.

- Pay redemption proceeds -- in whole or in part -- through a distribution in kind of readily marketable securities.


ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE                        Use your personal computer to visit
WORLD WIDE WEB                         Vanguard's education-oriented website,
http://www.vanguard.com                which provides timely news and
                                       information about Vanguard funds and
                                       services; an online "university" that
                                       offers a variety of mutual fund classes;
                                       and easy-to-use, interactive tools to
                                       help you create your own investment and
                                       retirement strategies.

PROSPECTUS POSTSCRIPT


This prospectus is designed to provide you with pertinent information about Vanguard U.S. Growth Portfolio, including its investment objective, risks, strategy, and expenses, as well as services available to you as a shareholder.

   It is important that you understand these facts so that you can decide whether an investment in the Portfolio is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

IN READING THE PROSPECTUS, DID YOU LEARN:

-        The Portfolio's objective? (page 4)

-        The Portfolio's investment strategy? (page 5)

-        Who should invest in the Portfolio? (page 4)

-        The risks associated with the Portfolio? (pages 4 - 8)

-        Whether the Portfolio is federally insured? (inside front cover)

-        The Portfolio's expenses? (page 2)

-        The background of the Portfolio's investment managers? (page 11)

                                PLAIN TALK ABOUT

                             KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether the Portfolio is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.

                                 ABOUT THE QUIZ

Knowing your risk tolerance is important when you are making an investment decision. To give you a general idea of your comfort level with investing, circle the response that most closely matches your personal situation. Keep in mind, though, that there is no "foolproof" way to accurately gauge your risk tolerance. Scoring for the quiz is below.

                              HOW TO SCORE THE QUIZ

Use the number of your answer as the number of points scored. For instance, if you chose answer #3 to a question, that's worth three points. Add up your points and check below for the type of investor you are. (Note: If you chose answer #1 or #2 to Question C, subtract five points from your total score.)

- If you scored between 0 and 25 points, you are considered a conservative investor.

- If you scored between 26 and 32 points, you are considered a moderate investor.

- If you scored between 33 and 35 points, you are considered an aggressive investor.

A SIMPLE RISK QUIZ

A. I HAVE BEEN INVESTING IN STOCK AND BOND MUTUAL FUNDS (OR IN INDIVIDUAL STOCKS OR BONDS) FOR . . .

    1.  Less than a year
    2.  1 - 2 years
    3.  3 - 4 years
    4.  5 - 9 years
    5.  10 years or more

B. WHEN IT COMES TO INVESTING IN STOCK OR BOND MUTUAL FUNDS (OR INDIVIDUAL STOCKS OR BONDS), I WOULD SAY I'M . . .

    1.  A very inexperienced investor
    2.  A somewhat inexperienced investor
    3.  A somewhat experienced investor
    4.  An experienced investor
    5.  A very experienced investor

C. I AM COMFORTABLE WITH INVESTMENTS THAT MAY LOSE MONEY FROM TIME TO TIME IF THEY OFFER THE POTENTIAL FOR HIGHER RETURNS.

    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

D. I WILL KEEP AN INVESTMENT EVEN IF IT LOSES 10% OF ITS VALUE OVER THE COURSE OF A YEAR.

    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

E. IN ADDITION TO MY LONG-TERM INVESTMENTS, I HAVE EMERGENCY SAVINGS EQUAL TO ____ MONTHS OF MY TAKE-HOME PAY.

    1.  Zero
    2.  One
    3.  Two
    4.  Three
    5.  Four or more

F.  I FIND IT EASY TO PAY MY MONTHLY BILLS FROM MY CURRENT PAY.

    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

G.  OVERALL, MY PERSONAL FINANCIAL SITUATION IS SECURE.

    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES


Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

DOLLAR-COST AVERAGING

Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.



EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

GROWTH STOCK FUND

A mutual fund that emphasizes stocks of companies whose strong earnings and revenue potential indicate above-average prospects for capital growth, with less emphasis on dividend income.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL

The amount of your own money you put into an investment.

SECURITIES

Stocks, bonds, and other investment vehicles.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND

A mutual fund that focuses on the stocks of companies that, considering their earnings and dividends, are attractively priced; these companies often pay regular dividend income to shareholders.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[The Vanguard Group logo]

Institutional Division
Post Office Box 2900
Valley Forge, PA 19482



For Participants in
Employer-Sponsored Plans

PARTICIPANT SERVICES CENTER
1-800-523-1188
TEXT TELEPHONE:
1-800-523-8004

For information on the Vanguard funds in your plan, Monday through Friday 8:30 a.m. to 9 p.m., Eastern time

FOR OTHER INSTITUTIONAL INVESTORS
1-800-523-1036
For information on Vanguard funds and services

ELECTRONIC ACCESS TO THE VANGUARD MUTUAL FUND
EDUCATION AND INFORMATION CENTER

World Wide Web
http://www.vanguard.com

E-mail
online@vanguard.com




(C) 1997 Vanguard Marketing
Corporation, Distributor

I023N

VANGUARD
INTERNATIONAL GROWTH
PORTFOLIO



Prospectus
December 12, 1997



This prospectus contains financial data for the Portfolio through the fiscal year ended August 31, 1997.



                               [GRAPHIC OF SHIP]


                                [VANGUARD LOGO]

VANGUARD INTERNATIONAL GROWTH PORTFOLIO
An International Stock Mutual Fund


CONTENTS

Portfolio Expenses                           2

Financial Highlights                         3

A Word About Risk                            4

The Portfolio's
Objective                                    4

Who Should Invest                            4

Investment Strategy                          5

Investment Policies                          7

Investment Limitations                       8

Investment
Performance                                  9

Share Price                                  9

Dividends, Capital
Gains, and Taxes                            10

The Portfolio and
Vanguard                                    11

Investment Adviser                          11

General Information                         13

Investing
with Vanguard                               14

Services and
Account Features                            14

Types of Accounts                           15

Distribution Options                        16

Buying Shares                               17

Redeeming Shares                            18

Portfolio and
Account Updates                             21

Prospectus Postscript                       23

Risk Quiz                                   24

Glossary                     Inside Back Cover




INVESTMENT OBJECTIVE AND POLICIES

Vanguard International Growth Portfolio (the Portfolio) is a diversified mutual fund, a part of Vanguard World Fund, Inc. (the Fund), an open-end investment company.

   The Portfolio seeks to provide long-term capital growth by investing in equity securities of seasoned companies located outside the United States. The Portfolio invests in up to 30 foreign stock markets, emphasizing companies with above-average growth potential.

   IT IS IMPORTANT TO NOTE THAT THE PORTFOLIO'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT OR FOREIGN GOVERNMENTS. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO.

FEES AND EXPENSES

The Portfolio is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO

A Statement of Additional Information (dated December 12, 1997) containing more information about the Portfolio is, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard, calling our Investor Information Department at 1-800-662-7447, or visiting the Securities and Exchange Commission's website (http://www.sec.gov).


WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategy of the International Growth Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Portfolio is the right investment for you. We suggest that you keep it for future reference.



These securities have not been approved or disapproved by the Securities and Exchange Commission or any other state securities commission, nor has the Securities and Exchange Commission or any state commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PORTFOLIO PROFILE                        VANGUARD INTERNATIONAL GROWTH PORTFOLIO

WHO SHOULD INVEST (page 4)

-     Investors seeking investment opportunities outside the United States.

- Investors seeking growth of their capital over the long term--at least five years.

- Investors willing to accept the additional risks associated with international investing.

- Investors wishing to add an international component to an investment mix that already includes U.S. stock, bond, and money market mutual funds.

WHO SHOULD NOT INVEST

-     Investors seeking dividend income.

-     Investors unwilling to accept significant fluctuations in share price.


RISKS OF THE PORTFOLIO (pages 4-8)

The Portfolio's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. In addition to the risks of U.S. stock funds (market risk, etc.), the Portfolio is subject to the risks associated with foreign investing. Among these are country risk (the chance that a country's economy will be hurt by political or financial problems or natural disasters) and currency risk (the chance that Americans investing abroad could lose money because of a rise in the value of the U.S. dollar versus foreign currencies).


DIVIDENDS AND CAPITAL GAINS (page 10)

Paid annually in December.


INVESTMENT ADVISER (page 11)

Schroder Capital Management International, London, England.

INCEPTION DATE: September 30, 1981

NET ASSETS AS OF 8/31/97: $7.1 billion

PORTFOLIO'S EXPENSE RATIO FOR THE YEAR ENDED 8/31/97: 0.57%

LOADS, 12b-1 MARKETING FEES: None

SUITABLE FOR IRAS: Yes

MINIMUM INITIAL INVESTMENT: $3,000; $1,000 for IRAs and custodial accounts for minors

NEWSPAPER ABBREVIATION: IntlGr

VANGUARD FUND NUMBER: 081

CUSIP NUMBER: 921910204

QUOTRON SYMBOL: VWIGX.Q

ACCOUNT FEATURES (page 14)

-     Telephone Redemption

-     Vanguard Direct Deposit Service(tm)

-     Vanguard Automatic Exchange Service(sm)

-     Vanguard Fund Express(R)

-     Vanguard Dividend Express(sm)


AVERAGE ANNUAL TOTAL RETURN --
PERIODS ENDED AUGUST 31, 1997

                        1 YEAR     5 YEARS     10 YEARS
                        -------------------------------
International Growth
 Portfolio               15.8%      14.6%        8.4%
MSCI EAFE Index           9.4       11.0         5.5%

QUARTERLY RETURNS (%) 1988 - 1997 (intended to show volatility of returns)

                                  [BAR CHART]

In evaluating past performance, remember that it is not indicative of future performance. Performance figures include the reinvestment of any dividends and capital gains distributions. The returns shown are net of expenses, but they do not reflect income taxes an investor would have incurred. Note, too, that both the return and principal value of an investment will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original cost.

                                PLAIN TALK ABOUT

                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.

                                PLAIN TALK ABOUT

                                  FUND EXPENSES


All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard International Growth Portfolio's expense ratio in fiscal year 1997 was 0.57%, or $5.70 per $1,000 of average net assets. The average actively managed international equity mutual fund had expenses in 1996 of 1.70%, or $17.00 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.


PORTFOLIO EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Portfolio.

  As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Portfolio:

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases:                                            None
Sales Load Imposed on Reinvested Dividends:                                 None
Redemption Fees:                                                            None
Exchange Fees:                                                              None


  The next table illustrates the operating expenses that you would incur as a shareholder of the Portfolio. These expenses are deducted from the Portfolio's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Portfolio, providing shareholder services, and other activities. The expenses shown in the table are based upon those incurred in the fiscal year ended August 31, 1997.

ANNUAL PORTFOLIO OPERATING EXPENSES

Management and Administrative Expenses:                       0.30%
Investment Advisory Expenses:                                 0.17%
12b-1 Marketing Fees:                                         None
Other Expenses
  Marketing and Distribution Costs:                 0.03%
  Miscellaneous Expenses (e.g., Taxes, Auditing):   0.07%
                                                    ----
Total Other Expenses:                                         0.10%
                                                              ----
  TOTAL OPERATING EXPENSES (EXPENSE RATIO):                   0.57%
                                                              ====

  The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes that (1) the Portfolio provides a return of 5% a year and (2) you redeem your investment at the end of each period.

        -----------------------------------------------
        1 Year      3 Years       5 Years      10 Years
        -----------------------------------------------
          $6          $18           $32          $71
        -----------------------------------------------

THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following financial highlights table shows the results for a share outstanding for each of the last ten years ended August 31, 1997. The financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Portfolio's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Portfolio's most recent annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Portfolio's performance. You may have the report sent to you without charge by writing to Vanguard or calling our Investor Information Department.


------------------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED AUGUST 31,
                            --------------------------------------------------------------------------------------------------------
                              1997       1996      1995      1994      1993       1992       1991      1990        1989       1988
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD        $ 16.13    $ 14.70    $ 14.36   $ 12.02   $ 10.15   $ 10.31    $ 11.81    $ 11.61    $ 10.45    $ 14.21
                            --------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income          .19        .19        .20       .14       .12       .20        .18        .32        .13        .16
 Net Realized and
  Unrealized Gain (Loss)
  on Investments               2.28       1.65        .32      2.31      1.96      (.05)      (.80)       .31       2.26      (1.36)
                            --------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT
  OPERATIONS                   2.47       1.84        .52      2.45      2.08       .15       (.62)       .63       2.39      (1.20)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income            (.19)      (.20)      (.18)     (.11)     (.21)     (.19)      (.20)      (.15)      (.16)      (.13)
 Distributions from
  Realized Capital Gains       (.55)      (.21)        --        --        --      (.12)      (.68)      (.28)     (1.07)     (2.43)
                            --------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS          (.74)      (.41)      (.18)     (.11)     (.21)     (.31)      (.88)      (.43)     (1.23)     (2.56)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD              $ 17.86    $ 16.13    $ 14.70   $ 14.36   $ 12.02   $ 10.15    $ 10.31    $ 11.81    $ 11.61    $ 10.45
====================================================================================================================================
TOTAL RETURN                  15.84%     12.72%      3.76%    20.44%    21.06%     1.49%    - 5.11%      5.25%     24.49%    - 9.92%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)          $ 7,089    $ 4,997    $ 3,354   $ 2,989   $ 1,477   $   919    $   846    $   796    $   550    $   454
Ratio of Total Expenses to
 Average Net Assets            0.57%      0.56%      0.59%     0.46%     0.59%     0.58%      0.67%      0.68%      0.64%      0.67%
Ratio of Net Investment
 Income to Average
 Net Assets                    1.26%      1.35%      1.53%     1.37%     1.27%     2.04       1.80       3.01       1.27       1.39%
Portfolio Turnover Rate          22%        22%        31%       28%       51%       58%        49%        45%        50%        71%
Average Commission
 Rate Paid                  $ .0015    $ .0223        N/A       N/A       N/A       N/A        N/A        N/A        N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------


  From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.

                                PLAIN TALK ABOUT


                     HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began fiscal 1997 with a net asset value (price) of $16.13 per share. During the year, the Portfolio earned $.19 per share from investment income (interest and dividends) and $2.28 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them. Of those total earnings of $2.47 per share, $.74 per share was returned to shareholders in the form of dividend and capital gains distributions. The earnings ($2.47 per share) less distributions ($.74 per share) resulted in a share price of $17.86 at the end of the year, an increase of $1.73 per share (from $16.13 at the beginning of the period to $17.86 at the end of the period). Assuming the shareholder had reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 15.84% for the year.

  As of August 31, 1997, the Portfolio had $7.09 billion in net assets; an expense ratio of 0.57% ($5.70 per $1,000 of net assets); and net investment income amounting to 1.26% of its average net assets. It sold and replaced securities valued at 22% of its total net assets.

                                PLAIN TALK ABOUT
                                GROWTH FUNDS AND
                                   VALUE FUNDS


Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth and value stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price, or who prefer a higher portion of the fund's returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations.


                                PLAIN TALK ABOUT
                           INVESTING FOR THE LONG TERM

The Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock market.

A WORD ABOUT RISK

This prospectus describes the risks you will face as an investor in Vanguard International Growth Portfolio. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. However, as you consider an investment in the International Growth Portfolio, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

      Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Portfolio, will confront.


THE PORTFOLIO'S OBJECTIVE

The Portfolio seeks to provide long-term growth of capital. This objective is fundamental, which means that it cannot be changed unless a majority of shareholders vote to do so.

[FLAG] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES,
       YOUR INVESTMENT IN THE PORTFOLIO, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.


WHO SHOULD INVEST

The Portfolio may be a suitable investment for you if:

- You wish to add an international stock fund to your existing holdings, which could include U.S. stock, bond, money market, and tax-exempt investments.

- You are willing to accept the additional risks (country risk, currency risk, etc.) associated with international investments.

- You are seeking growth of capital over the long term -- at least five years.

-     You are not looking for current income.

-     You characterize your investment temperament as "relatively aggressive."

      This Portfolio is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Portfolio's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Portfolio has adopted the following policies:

- The Portfolio reserves the right to reject any purchase request -- including exchanges from other Vanguard funds -- that it regards as disruptive to the efficient management of the Portfolio. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into or out of the Portfolio (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).

-     The Portfolio reserves the right to stop offering shares at any time.



INVESTMENT STRATEGY

This section explains how the investment adviser pursues the Portfolio's objective. It also explains several of the risks -- market risk, objective risk, country risk, manager risk, and currency risk -- faced by investors in the Portfolio. Unlike the Portfolio's investment objective, the adviser's investment strategy is not fundamental and can be changed by the Portfolio's Board of Directors without shareholder approval. However, before making any important change in its strategy, the Portfolio will give shareholders 30 days' notice, in writing.


MARKET EXPOSURE

The Portfolio invests in stocks of non-U.S. companies. About two-thirds of the Portfolio's assets is invested in long-term growth stocks; the remaining third may be invested in stocks that pursue shorter-term opportunities.

[FLAG] THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT
       STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES. IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE AS RISKY, IF NOT MORE RISKY, THAN U.S. STOCK INVESTMENTS.


      To illustrate the volatility of international stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

------------------------------------------------------------
            INTERNATIONAL STOCK MARKET RETURNS (1969 - 1996)
------------------------------------------------------------
             1 YEAR      5 YEARS    10 YEARS      20 YEARS
------------------------------------------------------------
Best           69.9%      36.5%       22.8%         16.3%
Worst        - 23.2        1.5         7.0          12.0

Average        15.0       13.9        15.8          14.9
------------------------------------------------------------


                                PLAIN TALK ABOUT

                             COSTS AND MARKET TIMING

Some investors try to profit from "market timing" -- switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Portfolio discourages short-term trading by, among other things, limiting the number of exchanges it permits.

                                PLAIN TALK ABOUT

                                  THE RISKS OF
                             INTERNATIONAL INVESTING


Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stocks may not be as liquid as the stocks of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than in the United States. These factors, among others, could negatively impact the returns that Americans receive from a foreign investment. For more information, see the Portfolio's Statement of Additional Information.

      The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 1996. Keep in mind that this was a particularly favorable period for foreign markets. For instance, over 10-year periods, foreign stocks provided an average return of 15.8%, compared to 13.2% for U.S. stocks (as measured by the Standard & Poor's 500 Composite Stock Price Index) during the same time frame. These average returns reflect past performance and should not be regarded as an indication of future returns from either foreign markets as a whole or this Portfolio in particular.

      Keep in mind, too, that because the International Growth Portfolio does not hold the same securities held in the MSCI EAFE Index or any other market index, the performance of the Portfolio will not mirror the returns of any particular index.


[FLAG] THE PORTFOLIO IS SUBJECT TO OBJECTIVE RISK, WHICH IS THE POSSIBILITY THAT
       RETURNS FROM INTERNATIONAL STOCKS WILL TRAIL RETURNS FROM THE U.S. STOCK MARKETS. THE PRICES OF INTERNATIONAL STOCKS AND THE PRICES OF U.S. STOCKS HAVE OFTEN MOVED IN OPPOSITE DIRECTIONS. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.


SECURITY SELECTION

Schroder Capital Management International (SCMI), adviser to the Portfolio, believes that the two most important factors in managing the investments of an international stock fund are country selection and stock selection. SCMI evaluates up to 30 financial markets -- including Japan, the United Kingdom, the Netherlands, Germany, France, Switzerland, Sweden, Australia, Hong Kong, Singapore, Malaysia, and Italy -- and identifies those countries with, in the adviser's opinion, the most favorable business climates.

[FLAG] THE PORTFOLIO IS SUBJECT TO COUNTRY RISK, WHICH IS THE POSSIBILITY THAT
       POLITICAL EVENTS (A WAR, NATIONAL ELECTIONS), FINANCIAL PROBLEMS (RISING INFLATION, GOVERNMENT DEFAULT), OR NATURAL DISASTERS (AN EARTHQUAKE, A FLOOD) WILL WEAKEN A COUNTRY'S ECONOMY AND CAUSE INVESTMENTS IN THAT COUNTRY TO LOSE MONEY.

      Once an attractive market has been identified, SCMI analyzes and ranks the companies in that country that, SCMI believes, offer the potential for above-average earnings growth. SCMI considers on-site evaluations a vital part of the security selection process, visiting more than 6,000 companies in more than 20 countries each year. The companies chosen by SCMI reflect a wide variety of countries and industries.

      The top ten holdings (which amounted to 28% of the Portfolio's total net assets) as of August 31, 1997, follow.

   COMPANY                                COUNTRY
   1.  Novartis AG (Reg)                  Switzerland
   2.  ING Groep NV                       Netherlands
   3.  ABB AG (BER)                       Switzerland
   4.  Takeda Chemical Industries Ltd.    Japan
   5.  Fuji Photo Film Co., Ltd.          Japan
   6.  Elf Aquitaine SA                   France
   7.  Philips Electronics NV             Netherlands
   8.  Veba AG                            Germany
   9.  British Petroleum Co., PLC         United Kingdom
  10.  Murata Manufacturing Co., Ltd.     Japan

      Keep in mind that, because the makeup of the Portfolio changes daily, this listing is only a "snapshot" at one point in time.

      The Portfolio is run by SCMI according to traditional methods of active investment management, which means securities are bought and sold according to SCMI's judgments about companies and their financial prospects, and about foreign stock markets and economies in general.


[FLAG] THE PORTFOLIO IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT
       SCMI MAY DO A POOR JOB OF EVALUATING FOREIGN MARKETS AND SELECTING
       STOCKS.


PORTFOLIO TURNOVER

Although the Portfolio generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Portfolio's average turnover rate for the past ten years has been about 43%. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.)



INVESTMENT POLICIES

Besides investing in stocks of foreign companies, the Portfolio may follow a number of investment policies to achieve its objective.

      The Portfolio may enter into forward foreign currency contracts, which help protect the Portfolio's securities against unfavorable short-term changes in exchange rates. A forward foreign currency contract is an agreement to buy or sell a country's currency at a specific price usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of international stock funds use these contracts to guard against sudden, unfavorable changes in U.S. dollar/foreign currency exchange rates. The contracts will not prevent the fund's securities from falling in value during foreign market downswings. SCMI will use these contracts to eliminate some of the uncertainty of foreign exchange rates -- but will not speculate on changes in the market.


                                PLAIN TALK ABOUT

                            PORTFOLIO DIVERSIFICATION

In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average foreign equity mutual fund has about 25% of its assets invested in its ten largest holdings, while some less-diversified international mutual funds have more than 50% of their assets invested in the stocks of just ten companies.

                                PLAIN TALK ABOUT

                               PORTFOLIO TURNOVER


Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover-rate funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for all international stock funds is 56%.

                               PLAIN TALK ABOUT

                                   DERIVATIVES


A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives -- some of which can carry considerable risks.


                                PLAIN TALK ABOUT

                                  CASH RESERVES

With mutual funds, holding cash reserves -- or "cash" -- does not mean literally that the fund holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash. (Most mutual funds hold at least a small percentage of assets in cash to accommodate shareholder redemptions.) While some equity funds strive to keep cash levels at a minimum and to always remain fully invested in stocks, other equity funds allow investment advisers to hold up to 20% or more of a fund's assets in cash reserves.


[FLAG] THE PORTFOLIO IS SUBJECT TO CURRENCY RISK, WHICH IS THE POSSIBILITY THAT
       A "STRONGER" U.S. DOLLAR WILL REDUCE RETURNS FOR AMERICANS INVESTING OVERSEAS. GENERALLY, WHEN THE DOLLAR RISES IN VALUE AGAINST A FOREIGN CURRENCY, YOUR INVESTMENT IN THAT COUNTRY LOSES VALUE BECAUSE ITS CURRENCY IS WORTH FEWER U.S. DOLLARS. ON THE OTHER HAND, A "WEAKER" DOLLAR GENERALLY LEADS TO HIGHER RETURNS FOR AMERICANS HOLDING FOREIGN INVESTMENTS.

      The Portfolio may also invest in derivatives.

[FLAG] ALTHOUGH IT HAS NOT DONE SO IN THE PAST, THE PORTFOLIO RESERVES THE RIGHT
       TO INVEST, TO A LIMITED EXTENT, IN STOCK FUTURES AND OPTIONS CONTRACTS, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES.

      Losses (or gains) involving futures can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a Portfolio. This Portfolio will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Portfolio will keep separate cash reserves or short-term cash-equivalent securities in the amount of the obligation underlying the futures or options contract. Only a limited percentage of the Portfolio's assets -- 5% -- may be applied towards the deposit required on futures contracts, and the value of all futures contracts in which the Portfolio acquires an interest cannot exceed 20% of the Portfolio's total assets.



      The reasons for which the Portfolio may use futures and options contracts are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

- To reduce the Portfolio's transaction costs by buying futures instead of actual stocks.

- To add value to the Portfolio by buying futures instead of actual stocks when futures are cheaper.


      The Portfolio will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Portfolio may hold cash reserves without limit.



INVESTMENT LIMITATIONS

To reduce risk, the Portfolio has adopted fundamental limitations on some of its investment policies. Some of these limitations are that the Portfolio may not:

- Invest more than 5% of its assets in the securities of companies that have been in business for less than three years.

-     Invest more than 25% of its assets in any one industry.

- Borrow money, except for temporary or emergency purposes to meet shareholder requests to redeem shares.
      With respect to 75% of its assets,
      this Portfolio will not:

-     Invest more than 5% in the securities of any one company.

-     Buy more than 10% of the outstanding voting securities of any company.

      A complete list of applicable investment limitations can be found in the Statement of Additional Information which are fundamental and may be changed only by approval of a majority of the Portfolio's shareholders.



INVESTMENT PERFORMANCE

Vanguard International Growth Portfolio invests in foreign stocks, so its performance is tied to the performance of many stock markets outside the United States. Historically, stock market performance, both foreign and domestic, has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.



                          AVERAGE ANNUAL TOTAL RETURNS
                            FOR PERIODS ENDED 8/31/97

                         1 Year              3 Years             5 Years             10 Years
                         --------------------------------------------------------------------
International Growth     15.8%               10.6%               14.6%               8.4%
MSCI EAFE Index           9.4%                6.0%               11.0%               5.5%



  The results shown above represent the Portfolio's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the unmanaged Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. The chart does not make any allowance for federal, state, or local income taxes that shareholders must pay on a current basis.



SHARE PRICE

The Portfolio's share price, called its net asset value, is calculated each business day after the close of regular trading (generally 4 p.m. Eastern time) on the New York Stock Exchange. Net asset value per


                                PLAIN TALK ABOUT
                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns. This is particularly true of international markets, which historically have been more volatile than U.S. markets.

                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that the fund earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized when the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.


                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

Unless you are investing in a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because part of your investment will come back to you as a taxable distribution. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You would still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you would owe tax on the $250 distribution you received, even if you had reinvested the dividends in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.


share is computed by adding up the total value of the Portfolio's investments and other assets, subtracting any of its liabilities, or debts, and then dividing by the number of Portfolio shares outstanding:

                         TOTAL ASSETS  -  LIABILITIES
  NET ASSET VALUE  =     ----------------------------
                         NUMBER OF SHARES OUTSTANDING


  Daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Portfolio shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Portfolio that day.

  To help determine its daily share price, the Portfolio calculates the value of its foreign securities in U.S. dollars. The Portfolio uses the daily exchange rate employed by Morgan Stanley Capital International in the calculation of its own indexes. If Morgan Stanley's exchange rate is not available, the Portfolio uses a rate according to policies set by the Portfolio's Board of Directors.

  The Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Funds. Different newspapers use different abbreviations of the Portfolio's name, but the most common is INTLGR.



DIVIDENDS, CAPITAL GAINS, AND TAXES

Each December, the Portfolio distributes to shareholders virtually all of its income from interest and dividends, as well as any capital gains realized from the sale of securities. In addition, the Portfolio may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you may have them automatically reinvested in more shares of the Portfolio. In either case, distributions of dividends and capital gains that are declared in December -- even if paid to you in January -- are taxed as if they had been paid to you in December. Vanguard will process your dividend distribution and send you a statement each year showing the tax status of all your distributions. If a shareholder has chosen to receive dividends and/or capital gains distributions in cash, and the postal service or other delivery service is unable to deliver checks to the shareholder's address of record, we will change the distribution option so that all dividends and other distributions are automatically reinvested in additional shares. We will not pay interest on uncashed distribution checks.

-- The dividends and short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by the Portfolio are taxable to you as long-term capital gains, no matter how long you've owned shares in the Portfolio. Long-term gains may be taxed at different rates depending on how long the Portfolio held the securities. Both dividends and capital gains distributions are taxable to you whether received in cash or reinvested in additional shares. Although the Portfolio does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of the ordinary investment activities of the Portfolio. Consequently, distributions may vary considerably from year to year.

- If you sell or exchange shares of the Portfolio, any gain or loss you have is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Portfolio shares, may be subject to state and local income taxes as well.

  The Portfolio may "pass through" to shareholders any foreign income taxes it is required to pay. As a shareholder, you need to report your "share" of these taxes as part of your gross income. You can treat the tax either as an itemized deduction or as a foreign tax credit on your tax return.

  The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred account such as an IRA. You should consult your own tax adviser about the tax consequences of an investment in the Portfolio.


THE PORTFOLIO AND VANGUARD

The Portfolio is part of Vanguard World Fund, which in turn is a member of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $310 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

  Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

  A list of the Fund's Directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.




INVESTMENT ADVISER

The Portfolio employs Schroder Capital Management International, 33 Gutter Lane, London, England EC2V 8AS, as its investment adviser. SCMI manages the Portfolio subject to the control of the officers and Directors of the Fund.

  SCMI is paid an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average month-end assets for the quarter:

ASSETS MANAGED                          FEE

First $50 million                       0.350%
Next $950 million                       0.175
Assets over $1 billion                  0.125


                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group, Inc., is the only mutual mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

                                PLAIN TALK ABOUT
                             THE PORTFOLIO'S ADVISER


Schroder Capital Management International (SCMI) is part of a worldwide group of banks and financial services companies known as The Schroder Group. The Group manages more than $150 billion in assets. The manager responsible for overseeing SCMI's strategy for Vanguard International Growth Portfolio is:

  RICHARD FOULKES, Executive Vice President and Deputy Chairman of SCMI; with SCMI since 1968; educated at the Sorbonne, France; M.A. from Cambridge University, England.

  He has served in this capacity since the Portfolio's inception in 1981.



  In addition, SCMI's advisory fee is increased or decreased, based on the cumulative total return performance of the Portfolio as compared to the cumulative total return performance of the MSCI EAFE Index over the past 36 months.

  For the Portfolio's first $1 billion in assets:

       DIFFERENCE BETWEEN PORTFOLIO                    PERFORMANCE FEE
       AND MSCI EAFE INDEX                                  ADJUSTMENT
       -12% and below                                  -0.0750%
       Between -6% and -12%                            -0.0375
       Between -6% and  +6%                             0
       Between +6% and +12%                            +0.0375
       +12% and above                                  +0.0750

  For the portion of the Portfolio's assets over $1 billion:

       DIFFERENCE BETWEEN PORTFOLIO                    PERFORMANCE FEE
       AND MSCI EAFE INDEX                                  ADJUSTMENT
       -12% and below                                  -0.050%
       Between -6% and -12%                            -0.025
       Between -6% and +6%                              0
       Between +6% and +12%                            +0.025
       +12% and above                                  +0.050

  For the year ended August 31, 1997, the investment advisory fee paid to SCMI was $10.22 million, which included a base fee of $8.24 million and, because the Portfolio's cumulative total return performance bettered that of the MSCI EAFE Index over the past 36 months, an additional $1.98 million.

  The advisory agreement authorizes SCMI to choose brokers or dealers to handle the purchases and sales of the Portfolio's securities, and directs SCMI to use every effort to get the best available price and most favorable execution from these brokers with respect to all transactions.

  At times, SCMI may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then SCMI is authorized to choose a broker who, in addition to executing the transaction, will provide research services to SCMI or the Portfolio. However, SCMI will not pay higher commissions specifically for the purpose of obtaining research services. The Portfolio may direct SCMI to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolio.

  The Board of Directors may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for SCMI or as an additional adviser. However, no such change would be made before giving shareholders 30 days' notice, in writing.

GENERAL INFORMATION

The International Growth Portfolio is one of two Portfolios of Vanguard World Fund, Inc. The other is the U.S. Growth Portfolio. Vanguard World Fund was originally formed as a corporation in 1959 and is now organized under the laws of the state of Maryland. The Portfolios are combined under one corporation for administrative purposes, but for investment management purposes operate like separate companies.

  Shareholders of the International Growth Portfolio have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Portfolio except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a Director if the holders of at least 10% of the Portfolio's shares request a meeting in writing.

                      Investor Information 1-800-662-7447
                      Client Services      1-800-662-2739
                      Tele-Account         1-800-662-6273




INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

         Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

         The following sections of the prospectus briefly explain the many services we offer you as a Vanguard International Growth Portfolio shareholder. Booklets providing detailed information are available on the services marked with a [BOOK]. Please call us to request copies.



SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares.

TELEPHONE REDEMPTIONS      Automatically set up for this Portfolio unless you
(SALES AND EXCHANGES)      notify us otherwise.

VANGUARD DIRECT DEPOSIT    Automatic method for depositing your paycheck or U.S.
SERVICE                    government payment (including Social Security and
[BOOK]                     government pension checks) into your account.


VANGUARD AUTOMATIC         Automatic method for moving a fixed amount of money
EXCHANGE SERVICE           from one Vanguard fund account to another.*
[BOOK]


VANGUARD FUND EXPRESS      Electronic method for buying or selling shares. You
[BOOK]                     can transfer money between your Vanguard fund account
                           and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.*

VANGUARD DIVIDEND EXPRESS  Electronic method for transferring dividends and/or
[BOOK] capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account or to another Vanguard fund account.

Vanguard Brokerage         A cost-effective way to trade stocks, bonds, and
Services (VBS)             options on major exchanges, Nasdaq, and other
[BOOK]                     domestic over-the-counter markets at reduced rates,
                           and to buy and sell shares of non-Vanguard mutual funds. Call VBS (1-800-992-8327) for additional information and the appropriate forms.


*Can be used to "dollar-cost average" [BOOK] or to contribute to an IRA or other retirement plan.

TYPES OF ACCOUNTS

INDIVIDUAL OR OTHER ENTITY
Vanguard's account registration form can be used to establish a variety of nonretirement accounts.

FOR ONE OR MORE PEOPLE     To open an account in the name of one (individual) or
                           more (joint tenants) people. $3,000 minimum initial investment.

FOR A MINOR CHILD          To open an account as an UGMA/UTMA (Uniform
[BOOK]                     Gifts/Transfers to Minors Act). Age of majority and
                           other transfer requirements are set by state law.
                           $1,000 minimum initial investment.

FOR HOLDING TRUST ASSETS   To invest assets held in an existing trust. $3,000
[BOOK]                     minimum initial investment.


FOR THIRD-PARTY TRUSTEE    To open an account as a retirement trust or plan
RETIREMENT INVESTMENTS     based on an existing corporate or institutional plan.
(Vanguard is not the       These accounts are established by the custodian or
custodian or trustee.)     trustee of the existing plan.

FOR AN ORGANIZATION        To open an account as a corporation, partnership, or
                           other entity. These accounts may require a corporate resolution or other documents to name the individuals authorized to act. $3,000 minimum initial investment.

RETIREMENT


You establish these accounts with a Vanguard adoption agreement -- not a Vanguard account registration form. To request the appropriate adoption agreement and forms, or to ask questions about investing for retirement, call Investor Information at 1-800-662-7447. For retirement plan details, call Individual Retirement Services at 1-800-662-2003.


FOR AN INDIVIDUAL RETIREMENT        To open a retirement account in the name of
ACCOUNT (IRA)                       an individual. IRAs can be established with
(Vanguard Fiduciary Trust           a contribution, a direct rollover from an
Company is the custodian.)          employer's plan such as a 401(k), or an
                                    asset transfer or roll-over from another financial institution such as a bank or mutual fund company. $1,000 minimum initial investment.

FOR A SIMPLIFIED EMPLOYEE           To open a retirement account in the name of
PENSION PLAN ACCOUNT (SEP-IRA)      an employee. SEPs allow employers to make
(Vanguard Fiduciary Trust           deductible contributions directly to IRAs
Company is the custodian.)          established by their employees. A SEP can be
                                    established by people who are self-employed, small-business owners, partnerships, or corporations.

FOR A SAVINGS INCENTIVE MATCH       To open a retirement account in the name of
PLAN FOR EMPLOYEES ACCOUNT          an employee. Created as part of the Small
(SIMPLE IRA)                        Business Job Protection Act of 1996, SIMPLEs
(Vanguard Fiduciary Trust           replace SAR-SEPs. SIMPLEs are exclusively
Company is the custodian.)          for employers that had 100 or fewer
                                    employees in the most recent calendar year and that do not maintain another employer-sponsored retirement plan. A
                                    SIMPLE can be established by people who are self-employed, small-business owners, partnerships, or corporations. Salary reduction contributions may be made by the employee, with matching or nonmatching contributions from the employer.

  Investor Information 1-800-662-7447  --  Client Services 1-800-662-2739  --
                          Tele-Account 1-800-662-6273


TYPES OF ACCOUNTS (continued)

FOR A QUALIFIED RETIREMENT          To open a retirement account that allows
PROGRAM ACCOUNT                     small-business owners or people who are
(Vanguard Fiduciary Trust           self-employed to make tax-deductible
Company can be the trustee.)        retirement contributions for themselves and
                                    their employees into Profit-Sharing and
                                    Money Purchase Pension (Keogh) plans.

FOR A 403(b)(7) CUSTODIAL ACCOUNT   To open a retirement account that allows
(Vanguard Fiduciary Trust           employees of tax-exempt institutions (for
Company is the custodian.)          example, schools or hospitals) to make
                                    pretax retirement contributions.

DISTRIBUTION OPTIONS

You can receive distributions of dividends and/or capital gains in a number of ways:

REINVESTMENT                        Dividends and capital gains are
                                    automatically reinvested in additional
                                    shares of the Portfolio.

DIVIDENDS IN CASH                   Dividends are paid by check and mailed to
                                    your account's address of record, and
                                    capital gains are reinvested in additional shares of the Portfolio.

DIVIDENDS AND CAPITAL GAINS         Both dividends and capital gains are paid by
in Cash                             check and mailed to your account's address
                                    of record.

To electronically transfer cash dividends and/or capital gains to your bank, savings and loan, or credit union account, or to another Vanguard fund account, see Vanguard Dividend Express under "Services and Account Features."


If you have elected to receive dividends and/or capital gain distributions in cash and the postal service is unable to make delivery to your address of record, your distribution option will be changed to reinvestment. No interest will accrue on amounts represented by uncashed distribution checks.

BUYING SHARES

You buy your shares at the Portfolio's next-determined net asset value after Vanguard receives your request, provided we receive your request before the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time). The Portfolio is offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.


MINIMUM INVESTMENT

BY MAIL
[ENVELOPE]

FIRST-CLASS mail to:
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482
EXPRESS or REGISTERED mail to:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087

OPEN A NEW ACCOUNT

$3,000 (regular account); $1,000 (IRAs and custodial accounts for minors).

Complete and sign the application form.

Make your check payable to: The Vanguard Group - 81

All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

ADD TO AN EXISTING ACCOUNT

$100 by mail or exchange; $1,000 by wire.

Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form.

Make your check payable to: The Vanguard Group - 81

All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.

BY TELEPHONE
[TELEPHONE]
1-800-662-6273
Vanguard Tele-Account(R)
1-800-662-2739
Client Services

Call Vanguard Tele-Account* 24 hours a day -- or Client Services during business hours -- to exchange from another Vanguard fund account with the same registration (name, address, taxpayer I.D., and account type).


Call Vanguard Tele-Account* 24 hours a day -- or Client Services during business hours -- to exchange from another Vanguard fund account with the same registration (name, address, taxpayer I.D., and account type).


Use Vanguard Fund Express (see "Services and Account Features") to transfer assets from your bank account. Call Client Services before your first use to verify that this option is in place.

*You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.

IMPORTANT NOTE: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.


Investor Information 1-800-662-7447    Client Services 1-800-662-2739
                          Tele-Account 1-800-662-6273

Investor Information 1-800-662-7447
Client Services 1-800-662-2739
Tele-Account 1-800-662-6273


BUYING SHARES (continued)



BY WIRE

Wire to:
CoreStates Bank, N.A.
ABA 031000011
CoreStates No 01019897
[Temporary Account Number]
Vanguard International
Growth Portfolio
[Account Registration]
Attn Vanguard

AUTOMATICALLY
[AUTOMATIC ARTWORK]

OPEN A NEW ACCOUNT

Call Client Services to arrange your wire transaction.

Wire transactions are not available for retirement accounts.

ADD TO AN EXISTING ACCOUNT

Call Client Services to arrange your wire transaction.

Wire transactions are not available for retirement accounts.

Vanguard offers a variety of ways that you can add to your account automatically. See "Services and Account Features."

You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.


IMPORTANT NOTE: If you buy Portfolio shares through a registered broker-dealer or investment adviser, the broker-dealer or adviser may charge you a service fee.



         It is important that you call Vanguard before you invest a large dollar amount by wire or check. We must consider the interests of all Portfolio shareholders and so reserve the right to delay or refuse any purchase that will disrupt the Portfolio's operation or performance.

REDEEMING SHARES

IMPORTANT TAX NOTE: Any sale or exchange of shares in a nonretirement account could result in a taxable gain or a loss.

The ability to redeem (that is, sell or exchange) Portfolio shares by telephone is automatically established for your account unless you tell us in writing that you do not want this option.

         To protect your account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

         X        Portfolio name.

         X        10-digit account number.

         X        Name and address exactly as registered on that account.

         X Social Security or employer identification number as registered on that account.

         If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.

         If we follow reasonable security procedures, neither the Portfolio nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

HOW TO SELL SHARES

You may withdraw any part of your account, at any time, by selling shares. Sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Portfolio's next-determined net asset value after Vanguard receives all required documents in good order.

         Good order means that the request includes:

         -        Portfolio name and account number.

         -        Amount of the transaction (in dollars or shares).

         -        Signatures of all owners exactly as registered on the account.

         -        Signature guarantees (if required).

         -        Any supporting legal documentation that may be required.

         -        Any certificates you are holding for the account.


         Sales or exchange requests received after the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) are processed at the next business day's net asset value. No interest will accrue on amounts represented by uncashed redemption checks.


         The Portfolio reserves the right to close any nonretirement or UGMA/UTMA account whose balance falls below the minimum initial investment. The Portfolio will deduct a $10 annual fee if your nonretirement account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.

Some written requests require a signature guarantee from a bank, broker, or other acceptable institution. A notary public cannot provide a signature guarantee.


HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one Vanguard fund to purchase shares of another.

         Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

         Because excessive exchanges can potentially disrupt the management of the Portfolio and increase transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from the Portfolio during any 12-month period. "Substantive" means either a dollar amount large enough to have a negative impact on the Portfolio or a series of movements between Vanguard funds.

         Before you exchange into a new Vanguard fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.


  Investor Information 1-800-662-7447  --  Client Services 1-800-662-2739  --
                          Tele-Account 1-800-662-6273

                      Investor Information 1-800-662-7447
                      Client Services      1-800-662-2739
                      Tele-Account         1-800-662-6273


REDEEMING SHARES (continued)

SELLING OR EXCHANGING SHARES


BY TELEPHONE

[TELEPHONE GRAPHIC]
1-800-662-6273
Vanguard Tele-Account
1-800-662-2739
Client Services

ACCOUNT TYPE

ALL TYPES EXCEPT RETIREMENT:

Call Vanguard Tele-Account* 24 hours a day -- or Client Services during business hours -- to sell or exchange shares. You can exchange shares from this Portfolio to open an account in another Vanguard fund or to add to an existing Vanguard fund account with an identical registration.


RETIREMENT:

You can exchange -- but not sell -- shares by calling Tele-Account or Client Services.

*You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first redemption.

SELLING OR EXCHANGING SHARES

BY MAIL

[ENVELOPE GRAPHIC]
FIRST-CLASS mail to:
The Vanguard Group
Vanguard International Growth Portfolio
P.O. Box 1120
Valley Forge, PA 19482

EXPRESS or REGISTERED mail to:
The Vanguard Group
Vanguard International Growth Portfolio
455 Devon Park Drive
Wayne, PA 19087

ACCOUNT TYPE


ALL TYPES EXCEPT RETIREMENT:

Send a letter of instruction signed by all registered account holders. Include the Portfolio name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, or taxpayer identification number), you must provide the guaranteed signatures of all current account owners on your written instructions.

RETIREMENT:

For information on how to request distributions from:

- IRAs -- call Client Services.

- SEP-IRAs, SIMPLE-IRAs, 403(b)(7) custodial accounts, and Profit
  Sharing and Money Purchase Pension (Keogh) Plans -- call
  Individual Retirement Services at 1-800-662-2003.

Depending on your account registration type, additional documentation may be required.



EXCHANGING SHARES ONLINE

[COMPUTER GRAPHIC]

ACCOUNT TYPE

You may use your personal computer to exchange shares of most Vanguard funds by accessing Vanguard's website (http://www.vanguard.com). To establish this service for your account, you must first register through our website. We will then send to you, by mail, an account access password that will enable you to make online exchanges.

The Vanguard funds that you cannot purchase or sell through online exchange are VANGUARD INDEX TRUST, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL EQUITY INDEX FUND, VANGUARD REIT INDEX PORTFOLIO, VANGUARD TOTAL INTERNATIONAL PORTFOLIO, AND VANGUARD GROWTH AND INCOME PORTFOLIO (formerly known as Vanguard Quantitative Portfolios). These funds do permit online exchanges within IRAs and other retirement accounts.

SELLING OR EXCHANGING SHARES

AUTOMATICALLY

[GRAPHIC]

ACCOUNT TYPE

ALL TYPES EXCEPT RETIREMENT:

Vanguard offers several ways to sell or exchange shares automatically (see "Services and Account Features"). Call Investor Information for the appropriate booklet and application if you did not elect a feature when you opened your account.

     It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Portfolio shareholders and so reserve the right to delay your redemption proceeds -- up to seven days -- if the amount will disrupt the Portfolio's operation or performance.


                        A NOTE ON UNUSUAL CIRCUMSTANCES

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.


PORTFOLIO AND ACCOUNT UPDATES

STATEMENTS AND REPORTS

We will send you clear, concise account and tax statements to help you keep track of your Vanguard International Growth Portfolio account throughout the year as well as when you are preparing your income tax returns.

     In addition, you will receive financial reports about the Portfolio twice a year. These comprehensive reports include an assessment of the Portfolio's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the adviser, as well as a listing of its holdings and other financial statements.


CONFIRMATION STATEMENT

Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.


PORTFOLIO SUMMARY

[GRAPHIC]

Mailed quarterly; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.


FUND FINANCIAL REPORTS

Mailed in April and October for this Portfolio.


TAX STATEMENTS

Generally mailed in January; report previous year's dividend distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.


AVERAGE COST STATEMENT

[GRAPHIC]

Issued quarterly for taxable accounts (accompanies your Portfolio Summary); shows the average cost of shares that you redeemed during the calendar year, using the average cost single category method.



  Investor Information 1-800-662-7447  --  Client Services 1-800-662-2739  --
                          Tele-Account 1-800-662-6273

AUTOMATED TELEPHONE ACCESS

VANGUARD TELE-ACCOUNT
1-800-662-6273

Any time, seven days a week, from anywhere in the continental United States and Canada.

[GRAPHIC]

Toll-free access to Vanguard fund and account information -- as well as some transactions -- through any Touch-Tone(TM) telephone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange fund shares.


COMPUTER ACCESS

VANGUARD ON THE
WORLD WIDE WEB

http://www.vanguard.com

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.


Investor Information 1-800-662-7447            Client Services 1-800-662-2739
                          Tele-Account 1-800-662-6273

PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about Vanguard International Growth Portfolio, including its investment objective, risks, strategy, and expenses, as well as services available to you as a shareholder.

         It is important that you understand these facts so that you can decide whether an investment in this Portfolio is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

IN READING THE PROSPECTUS, DID YOU LEARN:

        / /       The Portfolio's objective? (page 4)

        / /       The Portfolio's investment strategy? (page 5)

        / /       Who should invest in the Portfolio? (page 4)

        / /       The risks associated with the Portfolio? (pages 4 - 8)

        / /       Whether the Portfolio is federally insured?
                  (inside front cover)

        / /       The Portfolio's expenses? (page 2)

        / /       The background of the Portfolio's investment manager?
                  (page 12)

        / /       How to open an account? (page 17)

        / /       How to sell or exchange shares? (page 19)

        / /       How often you'll receive statements and financial reports?
                  (page 21)



                                PLAIN TALK ABOUT

                            KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether Vanguard International Growth Portfolio is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.

                                 ABOUT THE QUIZ

Knowing your risk tolerance is important when you are making an investment decision. To give you a general idea of your comfort level with investing, circle the response that most closely matches your personal situation. Keep in mind, though, that there is no "foolproof" way to accurately gauge your risk tolerance. Scoring for the quiz is below.


                             HOW TO SCORE THE QUIZ

Use the number of your answer as the number of points scored. For instance, if you chose answer #3 to a question, that's worth three points. Add up your points and check below for the type of investor you are. (Note: If you chose answer #1 or #2 to Question C, subtract five points from your total score.)

- If you scored between 0 and 25 points, you are considered a conservative investor.

- If you scored between 26 and 32 points, you are considered a moderate investor.

- If you scored between 33 and 35 points, you are considered an aggressive investor.


A SIMPLE RISK QUIZ

A. I HAVE BEEN INVESTING IN STOCK AND BOND MUTUAL FUNDS (OR IN INDIVIDUAL STOCKS OR BONDS) FOR . . .

         1.       Less than a year
         2.       1 - 2 years
         3.       3 - 4 years
         4.       5 - 9 years
         5.       10 years or more

B. WHEN IT COMES TO INVESTING IN STOCK OR BOND MUTUAL FUNDS (OR INDIVIDUAL STOCKS OR BONDS), I WOULD SAY I'M . . .

         1.       A very inexperienced investor
         2.       A somewhat inexperienced investor
         3.       A somewhat experienced investor
         4.       An experienced investor
         5.       A very experienced investor

C. I AM COMFORTABLE WITH INVESTMENTS THAT MAY LOSE MONEY FROM TIME TO TIME IF THEY OFFER THE POTENTIAL FOR HIGHER RETURNS.

         1.       I strongly disagree
         2.       I disagree
         3.       I somewhat agree
         4.       I agree
         5.       I strongly agree

D. I WILL KEEP AN INVESTMENT EVEN IF IT LOSES 10% OF ITS VALUE OVER THE COURSE OF A YEAR.

         1.       I strongly disagree
         2.       I disagree
         3.       I somewhat agree
         4.       I agree
         5.       I strongly agree

E. IN ADDITION TO MY LONG-TERM INVESTMENTS, I HAVE EMERGENCY SAVINGS EQUAL TO ____ MONTHS OF MY TAKE-HOME PAY.

         1.       Zero
         2.       One
         3.       Two
         4.       Three
         5.       Four or more

F. I FIND IT EASY TO PAY MY MONTHLY BILLS FROM MY CURRENT PAY.

         1.       I strongly disagree
         2.       I disagree
         3.       I somewhat agree
         4.       I agree
         5.       I strongly agree

G. OVERALL, MY PERSONAL FINANCIAL SITUATION IS SECURE.

         1.       I strongly disagree
         2.       I disagree
         3.       I somewhat agree
         4.       I agree
         5.       I strongly agree

GLOSSARY OF INVESTMENT TERMS



CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.


CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK

The possibility that events such as political or financial troubles or natural disasters will weaken a country's economy.

CURRENCY RISK

The possibility that an American's foreign investment will lose money because of unfavorable exchange rates.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by the fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

INTERNATIONAL STOCK FUND

A mutual fund that invests in the stocks of companies located outside the United States.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL

The amount of your own money you put into an investment.

SECURITIES

Stocks, bonds, and other investment vehicles.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                       [THE VANGUARD GROUP LOGO]
                                                        Post Office Box 2600
                                                        Valley Forge, PA 19482


INVESTOR INFORMATION                         VANGUARD BROKERAGE                         ELECTRONIC ACCESS TO THE
DEPARTMENT                                   SERVICES                                   VANGUARD MUTUAL FUND
1-800-662-7447 (SHIP)                        1-800-992-8327                             EDUCATION AND INFORMATION
TEXT TELEPHONE:                              For information on trading                 CENTER
1-800-952-3335                               stocks, bonds, and options                 World Wide Web
For information on our funds,                at reduced commissions                     http://www.vanguard.com
fund services, and retirement
accounts; requests for                       VANGUARD TELE-ACCOUNT(R)                   E-mail
literature                                   1-800-662-6273 (ON-BOARD)                  online@vanguard.com
                                             For 24-hour automated access
CLIENT SERVICES DEPARTMENT                   to price and yield, information
1-800-662-2739 (CREW)                        on your account, certain
TEXT TELEPHONE:                              transactions
1-800-662-2738
For information on your
account, account transactions,
account statements




                                             (c) 1997 Vanguard Marketing
                                             Corporation, Distributor

                                             P081N

VANGUARD
INTERNATIONAL GROWTH
PORTFOLIO

Institutional Prospectus
December 12, 1997



This prospectus contains financial data for the Portfolio through the fiscal year ended August 31, 1997.

[GRAPHIC OF SHIP]

(A MEMBER OF THE VANGUARD GROUP(R) LOGO)

VANGUARD INTERNATIONAL GROWTH PORTFOLIO       An International Stock Mutual Fund


CONTENTS

Portfolio Expenses                                       2

Financial Highlights                                     3

A Word About Risk                                        4

The Portfolio's
Objective                                                4

Who Should Invest                                        4

Investment Strategy                                      5

Investment Policies                                      7

Investment Limitations                                   8

Investment
Performance                                              9

Share Price                                              9

Dividends, Capital
Gains, and Taxes                                        10

The Portfolio and
Vanguard                                                10

Investment Adviser                                      11

General Information                                     12

Investing
with Vanguard

-  For Plan Participants                                13

-  For Other
   Institutional Investors                              13

Accessing Fund Information by
Computer                                                14

Prospectus Postscript                                   15

Risk Quiz                                               16

Glossary                                 Inside Back Cover




INVESTMENT OBJECTIVE AND POLICIES

Vanguard International Growth Portfolio (the Portfolio) is a diversified mutual fund, a part of Vanguard World Fund, Inc. (the Fund), an open-end management company.

   The Portfolio seeks to provide long-term capital growth by investing in equity securities of seasoned companies located outside the United States. The Portfolio invests in up to 30 foreign stock markets, emphasizing companies with above-average growth potential.

   IT IS IMPORTANT TO NOTE THAT THE PORTFOLIO'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT OR FOREIGN GOVERNMENTS. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO.


FEES AND EXPENSES

The Portfolio is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

IMPORTANT NOTE

This prospectus is intended for institutional clients and for participants in employer-sponsored retirement or savings plans. Another version -- for investors who would like to open a personal account -- can be obtained by calling Vanguard at 1-800-662-7447.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO

A Statement of Additional Information (dated December 12, 1997) containing more information about the Portfolio is, by reference, part of this prospectus and may be obtained without charge by contacting Vanguard (see back cover), or visiting the Securities and Exchange Commission's website (http://www.sec.gov).


WHY READING THIS PROSPECTUS IS IMPORTANT


This prospectus explains the objective, risks, and strategy of the International Growth Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Portfolio is the right investment for your needs. We suggest that you keep it for future reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PORTFOLIO PROFILE                        VANGUARD INTERNATIONAL GROWTH PORTFOLIO


WHO SHOULD INVEST (Page 4)
-   Investors seeking investment opportunities outside the United States.
- Investors seeking growth of their capital over the long term--at least five years.
- Investors willing to accept the additional risks associated with international investing.
- Investors wishing to add an international component to an investment mix that already includes U.S. stock, bond, and money market mutual funds.

WHO SHOULD NOT INVEST

-   Investors unwilling to accept significant fluctuations in share price.
-   Investors seeking dividend income.


RISKS OF THE PORTFOLIO (Pages 4-8)
The Portfolio's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. In addition to the risks of U.S. stock funds (market risk, etc.), the Portfolio is subject to the risks associated with foreign investing. Among these are country risk (the chance that a country's economy will be hurt by political or financial problems or natural disasters) and currency risk (the chance that Americans investing abroad could lose money because of a rise in the value of the U.S. dollar versus foreign currencies).

DIVIDENDS AND CAPITAL GAINS (Page 10)
Paid annually in December. In participant accounts, all distributions are automatically reinvested.

INVESTMENT ADVISER (Page 11)
Schroder Capital Management International, London, England.

INCEPTION DATE: September 30, 1981

NET ASSETS AS OF 8/31/97: $7.1 billion

PORTFOLIO'S EXPENSE RATIO FOR THE
YEAR ENDED 8/31/97: 0.57%

NEWSPAPER ABBREVIATION: IntlGr

VANGUARD FUND NUMBER: 081

CUSIP NUMBER: 921910204

QUOTRON SYMBOL: VWIGX.Q

AVERAGE ANNUAL TOTAL RETURN--
PERIODS ENDED AUGUST 31, 1997

                        1 YEAR  5 YEARS   10 YEARS
                        --------------------------

International Growth
 Portfolio              15.8%     14.6%     8.4%
MSCI EAFE Index          9.4      11.0      5.5

QUARTERLY RETURNS (%) 1988-1997 (intended to show volatility of returns)

                                  [BAR CHART]

In evaluating past performance, remember that it is not indicative of future performance. Performance figures include the reinvestment of any dividends and capital gains distributions. The returns shown are net of expenses, but they do not reflect income taxes an investor would have incurred. Note, too, that both the return and principal value of an investment will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original cost.

                                PLAIN TALK ABOUT

                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.

                                PLAIN TALK ABOUT

                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard International Growth Portfolio's expense ratio in fiscal year 1997 was 0.57%, or $5.70 per $1,000 of average net assets. The average actively managed international equity mutual fund had expenses in 1996 of 1.70%, or $17.00 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.


PORTFOLIO EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Portfolio.

    As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Portfolio:

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases:                            None
Sales Load Imposed on Reinvested Dividends:                 None
Redemption Fees:                                            None
Exchange Fees:                                              None


    The next table illustrates the operating expenses that you would incur as a shareholder of the Portfolio. These expenses are deducted from the Portfolio's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Portfolio, providing shareholder services, and other activities. The expenses shown in the table are based upon those incurred in the fiscal year ended August 31, 1997.



ANNUAL PORTFOLIO OPERATING EXPENSES

Management and Administrative Expenses:                       0.30%
Investment Advisory Expenses:                                 0.17%
12b-1 Marketing Fees:                                         None
Other Expenses
   Marketing and Distribution Costs:                  0.03%
   Miscellaneous Expenses (e.g., Taxes, Auditing):    0.07%
                                                      ----
Total Other Expenses:                                         0.10%
                                                              ----
   TOTAL OPERATING EXPENSES (EXPENSE RATIO):                  0.57%
                                                              ====

    The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes that (1) the Portfolio provides a return of 5% a year and (2) you redeem your investment at the end of each period.

            ------------------------------------------
            1 Year      3 Years    5 Years    10 Years
            ------------------------------------------
              $6          $18        $32         $71
            ------------------------------------------


THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following financial highlights table shows the results for a share outstanding for each of the last ten years ended August 31, 1997. The financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Portfolio's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Portfolio's most recent annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Portfolio's performance. You may have the report sent to you without charge by calling Vanguard (see back cover).



--------------------------------------------------------------------------------------------------
                                        Year Ended August 31,
                                 -----------------------------------------------------------------
                                   1997        1996        1995       1994       1993       1992
--------------------------------------------------------------------------------------------------

NET ASSET VALUE,
 BEGINNING OF PERIOD             $ 16.13     $ 14.70     $ 14.36    $ 12.02    $ 10.15    $ 10.31
                                 -----------------------------------------------------------------

INVESTMENT OPERATIONS
 Net Investment Income               .19         .19         .20        .14        .12        .20
 Net Realized and
  Unrealized Gain (Loss)
  on Investments                    2.28        1.65         .32       2.31       1.96       (.05)
                                 -----------------------------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS                       2.47        1.84         .52       2.45       2.08        .15
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income                 (.19)       (.20)       (.18)      (.11)      (.21)      (.19)
 Distributions from
  Realized Capital Gains            (.55)       (.21)         --         --         --       (.12)
                                 -----------------------------------------------------------------
  TOTAL DISTRIBUTIONS               (.74)       (.41)       (.18)      (.11)      (.21)      (.31)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD                   $ 17.86     $ 16.13     $ 14.70    $ 14.36    $ 12.02    $ 10.15
==================================================================================================
TOTAL RETURN                       15.84%      12.72%       3.76%     20.44%     21.06%      1.49%
==================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)               $ 7,089     $ 4,997     $ 3,354    $ 2,989    $ 1,477    $   919
Ratio of Total Expenses to
 Average Net Assets                 0.57%       0.56%       0.59%      0.46%      0.59%      0.58%
Ratio of Net Investment
 Income to Average
 Net Assets                         1.26%       1.35%       1.53%      1.37%      1.27%      2.04%
Portfolio Turnover Rate               22%         22%         31%        28%        51%        58%
Average Commission
 Rate Paid                       $ .0015     $ .0223         N/A        N/A        N/A        N/A
--------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------
                                                Year Ended August 31,
                                 ------------------------------------------------
                                       1991       1990         1989         1988
---------------------------------------------------------------------------------

NET ASSET VALUE,
 BEGINNING OF PERIOD                 $ 11.81    $ 11.61      $ 10.45      $ 14.21
                                 ------------------------------------------------

INVESTMENT OPERATIONS
 Net Investment Income                   .18        .32          .13          .16
 Net Realized and
  Unrealized Gain (Loss)
  on Investments                        (.80)       .31         2.26        (1.36)
                                 ------------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS                           (.62)       .63         2.39        (1.26)
---------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income                     (.20)      (.15)        (.16)        (.13)
 Distributions from
  Realized Capital Gains                (.68)      (.28)       (1.07)       (2.43)
                                 ------------------------------------------------
  TOTAL DISTRIBUTIONS                   (.88)      (.43)       (1.23)       (2.56)
---------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD                       $ 10.31    $ 11.81      $ 11.61      $ 10.45
=================================================================================
TOTAL RETURN                           -5.11%      5.25%       24.49%       -9.92%
=================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)                   $   846    $   796      $   550      $   454
Ratio of Total Expenses to
 Average Net Assets                     0.67%      0.68%        0.64%        0.67%
Ratio of Net Investment
 Income to Average
 Net Assets                             1.80%      3.01%        1.27%        1.39%
Portfolio Turnover Rate                   49%        45%          50%          71%
Average Commission
 Rate Paid                               N/A        N/A          N/A          N/A
---------------------------------------------------------------------------------



    From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.




                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began fiscal 1997 with a net asset value (price) of $16.13 per share. During the year, the Portfolio earned $.19 per share from investment income (interest and dividends) and $2.28 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them. Of those total earnings of $2.47 per share, $.74 per share was returned to shareholders in the form of dividend and capital gains distributions. The earnings ($2.47 per share) less distributions ($.74 per share) resulted in a share price of $17.86 at the end of the year, an increase of $1.73 per share (from $16.13 at the beginning of the period to $17.86 at the end of the period). Assuming the shareholder had reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 15.84% for the year.

    As of August 31, 1997, the Portfolio had $7.09 billion in net assets; an expense ratio of 0.57% ($5.70 per $1,000 of net assets); and net investment income amounting to 1.26% of its average net assets. It sold and replaced securities valued at 22% of its total net assets.

                                PLAIN TALK ABOUT

                                GROWTH FUNDS AND
                                   VALUE FUNDS


Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth and value stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price, or who prefer a higher portion of the fund's returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations.


                                PLAIN TALK ABOUT

                           INVESTING FOR THE LONG TERM

The Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock market.


================================================================================
A WORD ABOUT RISK

This prospectus describes the risks you will face as an investor in Vanguard International Growth Portfolio. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. However, as you consider an investment in the International Growth Portfolio, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

    Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Portfolio, will confront.
================================================================================


THE PORTFOLIO'S OBJECTIVE

The Portfolio seeks to provide long-term growth of capital. This objective is fundamental, which means that it cannot be changed unless a majority of shareholders vote to do so.

[FLAG] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES,
       YOUR INVESTMENT IN THE PORTFOLIO, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.


WHO SHOULD INVEST
The Portfolio may be a suitable investment for you if:
- You wish to add an international stock fund to your existing holdings, which could include U.S. stock, bond, and money market investments.
- You are willing to accept the additional risks (country risk, currency risk, etc.) associated with international investments.
-   You are seeking growth of capital over the long term--at least five years.
-   You are not looking for income.
-   You characterize your investment temperament as "relatively aggressive."


    This Portfolio is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Portfolio's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Portfolio has adopted the following policies:
- The Portfolio reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Portfolio. This could be because of the timing of the investment or because of a history of excessive trading by the investor.
- There is a limit on the number of times you can exchange into or out of the Portfolio. If you own shares of the Portfolio as an investment option in an employer-sponsored retirement or savings plan, your plan dictates the rules governing exchanges. Contact your plan administrator for details.
-   The Portfolio reserves the right to stop offering shares at any time.



INVESTMENT STRATEGY

This section explains how the investment adviser pursues the Portfolio's objective. It also explains several of the risks--market risk, objective risk, country risk, manager risk, and currency risk--faced by investors in the Portfolio. Unlike the Portfolio's investment objective, the adviser's investment strategy is not fundamental and can be changed by the Portfolio's Board of Directors without shareholder approval. However, before making any important change in its strategy, the Portfolio will give shareholders 30 days' notice, in writing.



MARKET EXPOSURE
The Portfolio invests in stocks of non-U.S. companies. About two-thirds of the Portfolio's assets are invested in long-term growth stocks; the remaining third may be invested in stocks that pursue shorter-term opportunities.


[FLAG] THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT
       STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES. IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE AS RISKY, IF NOT MORE RISKY, THAN U.S. STOCK INVESTMENTS.


    To illustrate the volatility of international stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.




                                PLAIN TALK ABOUT

                             COSTS AND MARKET TIMING

Some investors try to profit from "market timing"--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Portfolio discourages short-term trading by, among other things, closely monitoring daily transactions.


                                PLAIN TALK ABOUT

                                  THE RISKS OF
                             INTERNATIONAL INVESTING

Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stocks may not be as liquid as the stocks of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than in the United States. These factors, among others, could negatively impact the returns that Americans receive from a foreign investment. For more information, see the Portfolio's Statement of Additional Information.

-----------------------------------------------------------------
        INTERNATIONAL STOCK MARKET RETURNS (1969-1996)
-----------------------------------------------------------------
                      1 YEAR     5 YEARS    10 YEARS    20 YEARS
-----------------------------------------------------------------

Best                   69.9%       36.5%       22.8%      16.3%
Worst                 -23.2         1.5         7.0       12.0

Average                15.0        13.9        15.8       14.9
-----------------------------------------------------------------

    The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 1996. Keep in mind that this was a particularly favorable period for foreign markets. For instance, over 10-year periods, foreign stocks provided an average return of 15.8%, compared to 13.2% for U.S. stocks (as measured by the Standard & Poor's 500 Composite Stock Price Index) during the same time frame. These average returns reflect past performance and should not be regarded as an indication of future returns from either foreign markets as a whole or this Portfolio in particular.

    Keep in mind, too, that because the International Growth Portfolio does not hold the same securities held in the MSCI EAFE Index or any other market index, the performance of the Portfolio will not mirror the returns of any particular index.


[FLAG] THE PORTFOLIO IS SUBJECT TO OBJECTIVE RISK, WHICH IS THE POSSIBILITY THAT
       RETURNS FROM INTERNATIONAL STOCKS WILL TRAIL RETURNS FROM THE U.S. STOCK MARKETS. THE PRICES OF INTERNATIONAL STOCKS AND THE PRICES OF U.S. STOCKS HAVE OFTEN MOVED IN OPPOSITE DIRECTIONS. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.


SECURITY SELECTION
Schroder Capital Management International (SCMI), adviser to the Portfolio, believes that the two most important factors in managing the investments of an international stock fund are country selection and stock selection. SCMI evaluates up to 30 financial markets--including Japan, the United Kingdom, the Netherlands, Germany, France, Switzerland, Sweden, Australia, Hong Kong, Singapore, Malaysia, and Italy--and identifies those countries with, in the adviser's opinion, the most favorable business climates.

[FLAG] THE PORTFOLIO IS SUBJECT TO COUNTRY RISK, WHICH IS THE POSSIBILITY THAT
       POLITICAL EVENTS (A WAR, NATIONAL ELECTIONS), FINANCIAL PROBLEMS (RISING INFLATION, GOVERNMENT DEFAULT), OR NATURAL DISASTERS (AN EARTHQUAKE, A FLOOD) WILL WEAKEN A COUNTRY'S ECONOMY AND CAUSE INVESTMENTS IN THAT COUNTRY TO LOSE MONEY.

    Once an attractive market has been identified, SCMI analyzes and ranks the companies in that country that, SCMI believes, offer the potential for above-average earnings growth. SCMI considers on-site evaluations a vital part of the security selection process, visiting more than 6,000 companies in more than 20 countries each year. The companies chosen by SCMI reflect a wide variety of countries and industries.



    The top ten holdings (which amounted to 28% of the Portfolio's total net assets) as of August 31, 1997, follow.

   COMPANY                                     COUNTRY
    1.  Novartis AG (Reg)                      Switzerland
    2.  ING Groep NV                           Netherlands
    3.  ABB AG (BER)                           Switzerland
    4.  Takeda Chemical Industries Ltd.        Japan
    5.  Fuji Photo Film Co., Ltd.              Japan
    6.  Elf Aquitaine SA                       France
    7.  Philips Electronics NV                 Netherlands
    8.  Veba AG                                Germany
    9.  British Petroleum Co., PLC             United Kingdom
   10.  Murata Manufacturing Co., Ltd.         Japan

    Keep in mind that, because the makeup of the Portfolio changes daily, this listing is only a "snapshot" at one point in time.

    The Portfolio is run by SCMI according to traditional methods of active investment management, which means securities are bought and sold according to SCMI's judgments about companies and their financial prospects, and about foreign stock markets and economies in general.


[FLAG] THE PORTFOLIO IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT
       SCMI MAY DO A POOR JOB OF EVALUATING FOREIGN MARKETS AND SELECTING
       STOCKS.


PORTFOLIO TURNOVER

Although the Portfolio generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Portfolio's average turnover rate for the past ten years has been about 43%. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.)

INVESTMENT POLICIES

Besides investing in stocks of foreign companies, the Portfolio may follow a number of investment policies to achieve its objective.

    The Portfolio may enter into forward foreign currency contracts, which help protect the Portfolio's securities against unfavorable short-term changes in exchange rates. A forward foreign currency contract is an agreement to buy or sell a country's currency at a specific price usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of international stock funds use these contracts to guard against sudden, unfavorable changes in U.S. dollar/foreign currency exchange rates. The contracts will not prevent the fund's securities from falling in value during foreign market downswings. SCMI will use these



                                PLAIN TALK ABOUT

                            PORTFOLIO DIVERSIFICATION

In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average foreign equity mutual fund has about 25% of its assets invested in its ten largest holdings, while some less-diversified international mutual funds have more than 50% of their assets invested in the stocks of just ten companies.


                                PLAIN TALK ABOUT

                               PORTFOLIO TURNOVER


Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. The average turnover rate for all international stock funds is 56%.

                                PLAIN TALK ABOUT

                                   DERIVATIVES


A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives--some of which can carry considerable risks.


                                PLAIN TALK ABOUT

                                  CASH RESERVES

With mutual funds, holding cash reserves--or "cash"--does not mean literally that the fund holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash. (Most mutual funds hold at least a small percentage of assets in cash to accommodate shareholder redemptions.) While some equity funds strive to keep cash levels at a minimum and to always remain fully invested in stocks, other equity funds allow investment advisers to hold up to 20% or more of a fund's assets in cash reserves.


contracts to eliminate some of the uncertainty of foreign exchange rates--but will not speculate on changes in the market.

[FLAG] THE PORTFOLIO IS SUBJECT TO CURRENCY RISK, WHICH IS THE POSSIBILITY THAT
       A "STRONGER" U.S. DOLLAR WILL REDUCE RETURNS FOR AMERICANS INVESTING OVERSEAS. GENERALLY, WHEN THE DOLLAR RISES IN VALUE AGAINST A FOREIGN CURRENCY, YOUR INVESTMENT IN THAT COUNTRY LOSES VALUE BECAUSE ITS CURRENCY IS WORTH FEWER U.S. DOLLARS. ON THE OTHER HAND, A "WEAKER" DOLLAR GENERALLY LEADS TO HIGHER RETURNS FOR AMERICANS HOLDING FOREIGN INVESTMENTS.

    The Portfolio may also invest in derivatives.

[FLAG] ALTHOUGH IT HAS NOT DONE SO IN THE PAST, THE PORTFOLIO RESERVES THE RIGHT
       TO INVEST, TO A LIMITED EXTENT, IN STOCK FUTURES AND OPTIONS CONTRACTS, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES.


    Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a Portfolio. This Portfolio will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Portfolio will keep separate cash reserves or short-term cash-equivalent securities in the amount of the obligation underlying the futures or options contract. Only a limited percentage of the Portfolio's assets--5%--may be applied towards the deposit required on futures contracts, and the value of all futures contracts in which the Portfolio acquires an interest cannot exceed 20% of the Portfolio's total assets.



    The reasons for which the Portfolio may use futures and options contracts are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Portfolio's transaction costs by buying futures instead of actual stocks.
- To add value to the Portfolio by buying futures instead of actual stocks when futures are cheaper.

    The Portfolio will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Portfolio may hold cash reserves without limit.


INVESTMENT LIMITATIONS


To reduce risk, the Portfolio has adopted fundamental limitations on some of its investment policies. Some of these limitations are that the Portfolio may not:

- Invest more than 5% of its assets in the securities of companies that have been in business for less than three years.

-  Invest more than 25% of its assets in any one industry.

- Borrow money, except for temporary or emergency purposes to meet shareholder requests to redeem shares.
   With respect to 75% of its assets, this Portfolio will not:

-  Invest more than 5% in the securities of any one company.

-  Buy more than 10% of the outstanding voting securities of any company.

   A complete list of applicable investment limitations can be found in the Statement of Additional Information which are fundamental and may be changed only by approval of a majority of the Portfolio's shareholders.



INVESTMENT PERFORMANCE

Vanguard International Growth Portfolio invests in foreign stocks, so its performance is tied to the performance of many stock markets outside the United States. Historically, stock market performance, both foreign and domestic, has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.


[BAR GRAPH]

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                            FOR PERIODS ENDED 8/31/97
--------------------------------------------------------------------------------
                           1 Year       3 Years       5 Years      10 Years
                           ------       -------       -------      --------

International Growth        15.8%        10.6%         14.6%        8.4%

MSCI EAFE Index              9.4%         6.0%         11.0%        5.5%

--------------------------------------------------------------------------------



   The results shown above represent the Portfolio's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the unmanaged Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. The chart does not make any allowance for federal, state, or local income taxes that shareholders must pay on a current basis.


SHARE PRICE


The Portfolio's share price, called its net asset value, is calculated each business day after the close of regular trading (generally 4 p.m. Eastern time) on the New York Stock Exchange. Net asset value per share is computed by adding up the total value of the Portfolio's



                                PLAIN TALK ABOUT

                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns. This is particularly true of international markets, which historically have been more volatile than U.S. markets.

investments and other assets, subtracting any of its liabilities, or debts, and then dividing by the number of Portfolio shares outstanding:

                             TOTAL ASSETS  -  LIABILITIES
   NET ASSET VALUE  =
                        -------------------------------------
                             NUMBER OF SHARES OUTSTANDING

   Daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Portfolio shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Portfolio that day.

   To help determine its daily share price, the Portfolio calculates the value of its foreign securities in U.S. dollars. The Portfolio uses the daily exchange rate employed by Morgan Stanley Capital International in the calculation of its own indexes. If Morgan Stanley's exchange rate is not available, the Portfolio uses a rate according to policies set by the Portfolio's Board of Directors.

   The Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Funds. Different newspapers use different abbreviations of the Portfolio's name, but the most common is IntlGr.


DIVIDENDS, CAPITAL GAINS, AND TAXES

Each December, the Portfolio distributes to shareholders virtually all of its income from interest and dividends, as well as any capital gains realized from the sale of securities. In addition, the Portfolio may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.


   If you own shares of the Portfolio as an investment option in an employer-sponsored retirement or savings plan, these dividend and capital gains distributions will be reinvested in additional Portfolio shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Document, or your own tax adviser about the tax consequences of an investment in the Portfolio and of any plan withdrawals.

   If your Vanguard International Growth Portfolio investment is not part of an employer-sponsored plan, you can receive distributions of income or capital gains in cash, or you may have them automatically reinvested in more shares of the Portfolio. Both dividend and capital gains distributions--whether received in cash or reinvested in additional shares--are subject to federal (and possibly state and local) income taxes, no matter how long you have held the shares in the Portfolio. You should consult your own tax adviser about other tax consequences of an investment in the Portfolio.

                                PLAIN TALK ABOUT

                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that the fund earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized when the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

THE PORTFOLIO AND VANGUARD


The Portfolio is part of Vanguard World Fund, which in turn is a member of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $310 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

   Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

   A list of the Fund's Directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.



INVESTMENT ADVISER

The Portfolio employs Schroder Capital Management International, 33 Gutter Lane, London, England EC2V 8AS, as its investment adviser. SCMI manages the Portfolio subject to the control of the officers and Directors of the Fund.



   SCMI is paid an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average month-end assets for the quarter:


--------------------------------------------------------------------------------
                ASSETS MANAGED              FEE
--------------------------------------------------------------------------------
                First $50 million         0.350%
                Next $950 million         0.175
                Assets over $1 billion    0.125
--------------------------------------------------------------------------------


   In addition, SCMI's advisory fee is increased or decreased, based on the cumulative total return performance of the Portfolio as compared to the cumulative total return performance of the MSCI EAFE Index over the past 36 months.

   For the Portfolio's first $1 billion in assets:

--------------------------------------------------------------------------------
          DIFFERENCE BETWEEN PORTFOLIO     PERFORMANCE FEE
          AND MSCI EAFE INDEX                   ADJUSTMENT
--------------------------------------------------------------------------------
          -12% and below                       -0.0750%
          Between -6% and -12%                 -0.0375
          Between -6% and +6%                   0
          Between +6% and +12%                 +0.0375
          +12% and above                       +0.0750
--------------------------------------------------------------------------------

   For the portion of the Portfolio's assets over $1 billion:

--------------------------------------------------------------------------------
          DIFFERENCE BETWEEN PORTFOLIO    PERFORMANCE FEE
          AND MSCI EAFE INDEX                  ADJUSTMENT
--------------------------------------------------------------------------------
          -12% and below                    -0.050%
          Between -6% and -12%              -0.025
          Between -6% and +6%                0
          Between +6% and +12%              +0.025
          +12% and above                    +0.050
--------------------------------------------------------------------------------


                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group, Inc., is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

                                PLAIN TALK ABOUT

                             THE PORTFOLIO'S ADVISER

Schroder Capital Management International (SCMI) is part of a worldwide group of banks and financial services companies known as The Schroder Group. The Group manages more than $150 billion in assets. The manager responsible for overseeing SCMI's strategy for Vanguard International Growth Portfolio is:

   RICHARD FOULKES, Executive Vice President and Deputy Chairman of SCMI; with SCMI since 1968; educated at the Sorbonne, France; M.A. from Cambridge University, England.

   He has served in this capacity since the Portfolio's inception in 1981.



   For the year ended August 31, 1997, the investment advisory fee paid to SCMI was $10.22 million, which included a base fee of $8.24 million and, because the Portfolio's cumulative total return performance bettered that of the MSCI EAFE Index over the past 36 months, an additional $1.98 million.

   The advisory agreement authorizes SCMI to choose brokers or dealers to handle the purchases and sales of the Portfolio's securities, and directs SCMI to use every effort to get the best available price and most favorable execution from these brokers with respect to all transactions.

   At times, SCMI may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then SCMI is authorized to choose a broker who, in addition to executing the transaction, will provide research services to SCMI or the Portfolio. However, SCMI will not pay higher commissions specifically for the purpose of obtaining research services. The Portfolio may direct SCMI to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolio.

   The Board of Directors may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for SCMI or as an additional adviser. However, no such change would be made before giving shareholders 30 days' notice, in writing.



GENERAL INFORMATION


The International Growth Portfolio is one of two Portfolios of Vanguard World Fund, Inc. The other is the U.S. Growth Portfolio. Vanguard World Fund was originally formed as a corporation in 1959 and is now organized under the laws of the state of Maryland. The Portfolios are combined under one corporation for administrative purposes, but for investment management purposes operate like separate companies.



   Shareholders of the International Growth Portfolio have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Portfolio except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a Director if the holders of at least 10% of the Portfolio's shares request a meeting in writing.

INVESTING WITH VANGUARD

FOR PLAN PARTICIPANTS


Vanguard International Growth Portfolio is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Portfolio as an investment option.

- If you have any questions about a Portfolio or about Vanguard, including the Portfolio's investment objective, strategies, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.


INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Portfolio's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. However, because excessive exchanges can potentially disrupt the management of the Portfolio and increase its transaction costs, Vanguard reserves the right to refuse any exchange request. In addition, certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions. Contact your plan administrator for details on the exchange policies that apply to your plan.

         Before making an exchange, you should consider the following:

- Before you exchange to another Vanguard fund available in your plan, you should read that fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.


FOR OTHER INSTITUTIONAL INVESTORS

If you have questions about Vanguard International Growth Portfolio, including how to establish an account, call Vanguard, toll-free, at 1-800-523-1036.

         If you have questions about an existing account, contact your Vanguard account administrator.

TRANSACTIONS

Purchases, exchanges, or redemptions of the Portfolio's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your purchase, exchange, or redemption, and that Vanguard has received the appropriate assets. The price of shares bought, exchanged, or sold will be the Portfolio's next-determined net asset value after Vanguard has processed your request, provided your request has been received before the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time).


         Vanguard must consider the interests of all Portfolio shareholders and so reserves the right to:

- Delay or reject any purchase or exchange request that may disrupt the Portfolio's operation or performance.

- Revise or terminate the exchange privilege or limit the amount of an exchange, at any time, without notice.

-        Take up to seven days to deliver your redemption proceeds.

- Pay redemption proceeds -- in whole or in part -- through a distribution in kind of readily marketable securities.


ACCESSING FUND INFORMATION BY COMPUTER

  VANGUARD ON THE
  WORLD WIDE WEB
  http://www.vanguard.com

  Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about Vanguard International Growth Portfolio, including its investment objective, risks, strategy, and expenses, as well as services available to you as a shareholder.

   It is important that you understand these facts so that you can decide whether an investment in this Portfolio is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.


IN READING THE PROSPECTUS, DID YOU LEARN:

  / / The Portfolio's objective? (page 4)

  / / The Portfolio's investment strategy? (page 5)

  / / Who should invest in the Portfolio? (page 4)

  / / The risks associated with the Portfolio? (pages 4 - 8)

  / / Whether the Portfolio is federally insured?
      (inside front cover)

  / / The Portfolio's expenses? (page 2)

  / / The background of the Portfolio's investment manager?
      (page 12)


                                PLAIN TALK ABOUT

                             KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether Vanguard International Growth Portfolio is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.

                                 ABOUT THE QUIZ

Knowing your risk tolerance is important when you are making an investment decision. To give you a general idea of your comfort level with investing, circle the response that most closely matches your personal situation. Keep in mind, though, that there is no "foolproof" way to accurately gauge your risk tolerance. Scoring for the quiz is below.


                              HOW TO SCORE THE QUIZ

Use the number of your answer as the number of points scored. For instance, if you chose answer #3 to a question, that's worth three points. Add up your points and check below for the type of investor you are. (Note: If you chose answer #1 or #2 to Question C, subtract five points from your total score.)


- If you scored between 0 and 25 points, you are considered a conservative investor.

- If you scored between 26 and 32 points, you are considered a moderate investor.

- If you scored between 33 and 35 points, you are considered an aggressive investor.


A SIMPLE RISK QUIZ

A. I HAVE BEEN INVESTING IN STOCK AND BOND MUTUAL FUNDS (OR IN INDIVIDUAL STOCKS OR BONDS) FOR . . .

    1.  Less than a year
    2.  1 - 2 years
    3.  3 - 4 years
    4.  5 - 9 years
    5.  10 years or more

B. WHEN IT COMES TO INVESTING IN STOCK OR BOND MUTUAL FUNDS (OR INDIVIDUAL STOCKS OR BONDS), I WOULD SAY I'M . . .

    1.  A very inexperienced investor
    2.  A somewhat inexperienced investor
    3.  A somewhat experienced investor
    4.  An experienced investor
    5.  A very experienced investor

C. I AM COMFORTABLE WITH INVESTMENTS THAT MAY LOSE MONEY FROM TIME TO TIME IF THEY OFFER THE POTENTIAL FOR HIGHER RETURNS.

    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

D. I WILL KEEP AN INVESTMENT EVEN IF IT LOSES 10% OF ITS VALUE OVER THE COURSE OF A YEAR.

    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

E. IN ADDITION TO MY LONG-TERM INVESTMENTS, I HAVE EMERGENCY SAVINGS EQUAL TO ____ MONTHS OF MY TAKE-HOME PAY.

    1.  Zero
    2.  One
    3.  Two
    4.  Three
    5.  Four or more


F.  I FIND IT EASY TO PAY MY MONTHLY BILLS FROM MY CURRENT PAY.

    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree


G.  OVERALL, MY PERSONAL FINANCIAL SITUATION IS SECURE.

    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK

The possibility that events such as political or financial troubles or natural disasters will weaken a country's economy.

CURRENCY RISK

The possibility that an American's foreign investment will lose money because of unfavorable exchange rates.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by the fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

INTERNATIONAL STOCK FUND

A mutual fund that invests in the stocks of companies located outside the United States.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL

The amount of your own money you put into an investment.

SECURITIES

Stocks, bonds, and other investment vehicles.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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I081N

                                     PART B

                           VANGUARD WORLD FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION


                               DECEMBER 12, 1997



     This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectuses (dated December 12, 1997). To obtain the Prospectuses please call:


                        INVESTOR INFORMATION DEPARTMENT
                                 1-800-662-7447

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----
Investment Objective and Policies.....................................................     1
Yield and Total Return................................................................     6
Purchase of Shares....................................................................     7
Redemption of Shares..................................................................     7
Dividends, Capital Gains and Taxes....................................................     8
Investment Limitations................................................................     8
Management of the Fund................................................................    10
Investment Advisory Services..........................................................    13
Portfolio Transactions................................................................    15
Financial Statements..................................................................    18
Performance Measures..................................................................    18



                       INVESTMENT OBJECTIVES AND POLICIES


     The following policies supplement the Fund's investment objective and policies set forth in the Prospectus for each of the Fund's Portfolios.


     FUTURES CONTRACTS AND OPTIONS Each Portfolio may enter into stock futures contracts, options, and options on futures contracts for the following reasons: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.


     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the market value of the underlying securities. Each Portfolio intends to use futures contracts only for bona fide hedging purposes.


     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. Each Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by each Portfolio upon sale of open futures contracts.


     Although techniques other than the sale and purchase of futures contracts could be used to control the exposure of a Portfolio's income to fluctuations in the market value of the underlying securities, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of portfolio securities.


     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS Each Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the Portfolio's total assets. In addition, each Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Portfolio's total assets.



     RISK FACTORS IN FUTURES TRANSACTIONS Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, each Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, each Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge. Each Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.


     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of each Portfolio are engaged in only for hedging purposes, the investment advisers do not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. Each Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.


     Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and experience a decline in the value of its portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.


     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.


     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS Except for transactions each Portfolio has identified as hedging transactions, each Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by each Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Portfolios may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Portfolios.



     In order for each Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.


     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the payments.


     FOREIGN INVESTMENTS The International Growth Portfolio seeks to diversify its assets among various foreign stock markets and, with respect to 65% of its gross assets, will invest in the securities of at least three different countries. The U.S. Growth Portfolio may invest up to 20% of its assets in securities of foreign companies. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

     CURRENCY RISK Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the International Growth Portfolio permit it to enter into forward foreign currency exchange contracts in order to hedge the Portfolio's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.



     FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department has authority to issue regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts the International Growth Portfolio may make or enter into will be subject to the special currency rules described above.



     COUNTRY RISK As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.



     Although the Portfolios will endeavor to achieve most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Portfolios' foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling U.S. securities of equal value.



     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from foreign companies held by the Portfolios. However, these foreign withholding taxes are not expected to have a significant impact on the Portfolios, since each Portfolio seeks long-term capital appreciation and any income should be considered incidental.


     PORTFOLIO TURNOVER While the rate of portfolio turnover is not a limiting factor when management deems changes appropriate, it is anticipated that the annual turnover rate for each Portfolio will not normally exceed 100%. A rate of turnover of 100% could occur, for example, if all of the securities held by a Portfolio are replaced within a period of one year. The portfolio turnover rate for each Portfolio for each of the fiscal years presented is set forth under "Financial Highlights," in each Portfolio's Prospectus.


     REPURCHASE AGREEMENTS Each Portfolio along with other members of the Vanguard Group may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Portfolio acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's Board of Directors will monitor repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement. No more than an aggregate of 15% of the Portfolio's net assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations. From time to time, the Fund's Board of Directors may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation described above.



     LENDING OF SECURITIES Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms and the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e. the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and (d) the Portfolio receive reasonable interest on the loan (which may include the Portfolio's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. The Portfolio will not lend investment securities if as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Portfolio's net assets. Loan arrangements made by the Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in written contract and approved by the investment company's Directors. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

                             YIELD AND TOTAL RETURN


     The yield of the U.S. Growth Portfolio of the Fund for the 30-day period ended August 31, 1997, was 1.01%.



     The average annual total return of each Portfolio of the Fund for certain periods ended August 31, 1997, is set forth below:



                                          1 YEAR ENDED     5 YEARS ENDED     10 YEARS ENDED
                                            8/31/97           8/31/97           8/31/97
                                          ------------     -------------     --------------
    U.S. Growth Portfolio...............     +32.50%          + 17.26%           +14.14%
    International Growth Portfolio......     +15.84%          + 14.58%           + 8.42%


     Total return is computed by determining the average compounded rates of return over the periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.


                       THE SHARE PRICE OF EACH PORTFOLIO



     Each Portfolio's share price, or "net asset value" per share, is calculated by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the aforementioned exchange is open for trading.



     Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Directors deems in good faith to reflect fair value.



     Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any material developments related to specific securities.



     Foreign securities are valued at the last quoted sales price, according to the broadest and most representative market, available at the time the Portfolio is valued. If events which materially affect the value of a Portfolio's investments occur after the close of the securities markets on which such securities are primarily traded, those investments will be valued by such methods as the Board of Directors deems in good faith to reflect fair value.



     In determining the Portfolio's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates utilized by Morgan Stanley Capital International in the calculation of their various benchmarking indices. This officially quoted exchange rate may be determined prior to or after the close of a particular securities market. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Directors.



     The share price for each Portfolio can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds.

                               PURCHASE OF SHARES

     The purchase price of shares of each Portfolio of the Fund is the net asset value per share next determined after the order is received. The net asset value per share is calculated as of the close of the New York Stock Exchange on each day the Exchange is open for business. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

     Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

     STOCK CERTIFICATES Your purchase will be made in full and fractional shares of each Portfolio calculated to three decimal places. Shares are normally held on deposit for shareholders by the Fund, which will send to shareholders a statement of shares owned at the time of each transaction. This saves the shareholders the trouble of safekeeping the certificates, and saves the Fund the cost of issuing certificates. Share certificates are, of course, available at any time upon written request at no additional cost to shareholders. No certificates will be issued for fractional shares.


TRADING SHARES THROUGH CHARLES SCHWAB



     You may purchase or redeem shares of Vanguard funds through Charles Schwab & Co., Inc. ("Schwab"). The Vanguard funds have authorized Schwab to accept purchase and redemption orders on the funds' behalf. An order placed through Schwab is deemed to have been received by the funds at the time an authorized Schwab broker, or an authorized designee of a Schwab broker, accepts the order. When you place an order through Schwab, your order will be priced at the fund's price when next computed after the order has been accepted by an authorized Schwab broker or a broker's designee.


                              REDEMPTION OF SHARES

     Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio.

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, a Portfolio may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of such securities so received in payment of redemptions.

     SIGNATURE GUARANTEES To protect your account, the Fund and Vanguard from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of a person who has authorized a redemption from your account. Signature guarantees are required in connection with: (1) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s); and (2) share transfer requests. These requirements are not applicable to redemptions in Vanguard's prototype plans except in connection with: (1) distributions made when the proceeds are to be paid to someone other than the plan participant;

(2) certain authorizations to effect exchanges by telephone; and (3) when proceeds are to be wired. These requirements may be waived by the Fund in certain instances.

     Signature guarantees can be obtained from a bank, broker or any other guarantor that Vanguard deems acceptable. Notaries public are not acceptable guarantors.

     The signature guarantees must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                       DIVIDENDS, CAPITAL GAINS AND TAXES

     The Fund's policy is to distribute annually substantially all of its net investment income from each Portfolio, if any, together with any net realized capital gains, after the close of the Fund's fiscal year. Any dividend or capital gains distribution paid shortly after the purchase of shares by an investor may have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

     Unless the shareholder elects otherwise, dividends and capital gain distributions are paid in additional shares which are credited to the shareholder's account. Any dividend and distribution election will remain in effect until the Fund's Transfer Agent is notified by the shareholder in writing or by calling Customer Service to change the election at least three days prior to the record date. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

                             INVESTMENT LIMITATIONS


     The following restrictions supplement the Fund's investment limitations as set forth in the Prospectus. Except as otherwise indicated, these restrictions are fundamental policies of each Portfolio which cannot be changed without the approval of a majority (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Portfolio's outstanding voting shares. Each Portfolio may not under any circumstances:



          (1) Invest in commodities or commodity contracts, except that each Portfolio may invest in stock futures contracts, stock options, options on stock futures contracts and, in the case of the International Growth Portfolio foreign currency futures contracts and options, to the extent that not more than 5% of the Portfolio's gross assets are required as deposit to secure obligations under futures contracts and not more than 20% of the Portfolio's gross assets are invested in such instruments at any time;



          (2) Invest in real estate, although each Portfolio may invest in marketable securities issued by companies which deal in real estate or interests therein;



          (3) Make loans to other persons, except by lending its portfolio securities, as described in "Lending of Securities";



          (4) Engage in the business of underwriting securities issued by other persons, except to the extent that a Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities;



          (5) Purchase any security on margin or to effect a short sale of any security, except as specified above in investment limitation number 1;



          (6) Borrow money, except from banks and only for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and in no event in excess of the lessor of (i) 10% of the Portfolio's gross assets (not including the amount borrowed) taken at their cost, or (ii)
     33 1/3% of the Portfolio's net assets (not including the amount borrowed) taken at their market value. Interest paid on such borrowings will increase expenses;



          (7) Pledge, mortgage or hypothecate any of its assets to an extent greater than 15% of a Portfolio's gross assets taken at their cost (as a matter of policy, each Portfolio will limit any such pledging, mortgaging or hypothecating to 10% of its gross assets);



          (8) Invest for the purpose of exercising a controlling interest in the management or policies of a company;



          (9) Purchase or otherwise acquire any security issued by any other investment company, except as may be acquired as part of a merger, consolidation, reorganization or acquisition of assets approved by the Portfolio's shareholders or otherwise to the extent permitted by Section 12 of the 1940 Act. A Portfolio will invest only in investment companies which have investment objectives and investment policies consistent with those of the Portfolio;



          (10) With respect to 75% of the Portfolio's gross assets, purchase the securities of an issuer if, as a result, (i) the Portfolio would hold more than 10% of the outstanding voting securities of any company, or (ii) more than 5% of the Portfolio's gross assets would be invested in the securities of such issuer (excluding Government securities, as defined in the 1940
     Act);



          (11) Purchase or retain the securities of an issuer if (i) one or more officers, directors, trustees or investment advisers of the Portfolio own, directly or beneficially, more than 1/2 of 1% of the shares or securities of such issuer, and (ii) all such persons owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities;



          (12) Purchase the securities of an issuer if, as a result, more than 5% of the Portfolio's gross assets would be invested in the securities of issuers which have (with predecessors) a record of less than three years' continuous operation (excluding Government securities, as defined in the 1940 Act);



          (13) Concentrate its investments in any particular industry or group of industries, although each Portfolio may invest up to 25% of its net assets in securities of issuers conducting their principal business activities in the same industry (excluding Government securities, as defined in the 1940 Act); and



          (14) Invest in any security if, as a result, more than 15% of a Portfolio's net assets would be invested in securities that are illiquid, as defined in the 1940 Act (including the Portfolio's investment in The Vanguard Group, Inc., which is considered to be illiquid).



     The investment limitations set forth above are considered at the time that investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative or related services to the Fund and other investment companies. See "Management of the Fund."

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS


     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for each Portfolio of the Fund and choose its Officers. The following is a list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years. As of August 31, 1997, the Directors and Officers of the Fund owned less than 1% of the Fund's outstanding shares. The mailing address of the Directors and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.



JOHN C. BOGLE, Chairman and Director *          ALFRED M. RANKIN, JR., Director
  Chairman and Director of The Vanguard         Chairman, President, Chief Executive Officer,
  Group, Inc., and of each of the investment      and Director of NACCO Industries, Inc.;
  companies in The Vanguard Group; Director       Director of The BFGoodrich Company, and The
  of The Mead Corporation, General Accident       Standard Products Company.
  Insurance, and Chris-Craft Industries, Inc.   JOHN C. SAWHILL, Director
JOHN J. BRENNAN, President, Chief Executive     President and Chief Executive Officer of The
Officer & Director *                              Nature Conservancy; formerly, Director and
  President, Chief Executive Officer and          Senior Partner of McKinsey & Co., and
  Director of The Vanguard Group, Inc., and       President of New York University; Director
  of each of the other investment companies       of Pacific Gas and Electric Company,
  in The Vanguard Group.                          Procter & Gamble Company, and NACCO
ROBERT E. CAWTHORN, Director                      Industries.
  Chairman Emeritus and Director of Rhone-      JAMES O. WELCH, JR., Director
  Poulenc Rorer, Inc.; Managing Director of     Retired Chairman of Nabisco Brands, Inc.;
  Global Health Care Partners/DLJ Merchant        retired Vice Chairman and Director of RJR
  Banking Partners; Director of Sun Company,      Nabisco; Director of TECO Energy, Inc., and
  Inc., and Westinghouse Electric                 Kmart Corporation.
  Corporation.                                  J. LAWRENCE WILSON, Director
BARBARA BARNES HAUPTFUHRER, Director            Chairman and Chief Executive Officer of Rohm
  Director of The Great Atlantic and Pacific      & Haas Company; Director of Cummins Engine
  Tea Company, IKON Office Solutions, Inc.,       Company, and The Mead Corporation; and
  Raytheon Company, Knight-Ridder, Inc.,          Trustee of Vanderbilt University.
  Massachusetts Mutual Life Insurance Co.,
  and Ladies Professional Golf Association;     RAYMOND J. KLAPINSKY, Secretary *
  and Trustee Emerita of Wellesley College.     Managing Director and Secretary of The
                                                  Vanguard Group, Inc.; Secretary of each of
BRUCE K. MACLAURY, Director                       the investment companies in The Vanguard
  President Emeritus of The Brookings             Group.
  Institution; Director of the American
  Express Bank, Ltd., the St. Paul Companies,   RICHARD F. HYLAND, Treasurer *
  Inc., and National Steel Corporation.         Treasurer of The Vanguard Group, Inc., and of
                                                  each of the investment companies in The
BURTON G. MALKIEL, Director                       Vanguard Group.
  Chemical Bank Chairman's Professor of
  Economics, Princeton University; Director     KAREN E. WEST, Controller *
  of Prudential Insurance Co. of America,       Principal of The Vanguard Group, Inc.;
  Amdahl Corporation, Baker Fentress & Co.,       Controller of each of the investment
  The Jeffrey Co., and Southern New England       companies in The Vanguard Group.
  Telecommunications Company.                   ---------------------------------------------
                                                *Officers of the Fund are "interested
                                                persons" as defined in the Investment Company
                                                Act of 1940.


THE VANGUARD GROUP

     Vanguard World Fund, Inc. is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at-cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services, furnishings and equipment. Each fund pays its share of Vanguard's total expenses which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees. In order to generate additional revenues for Vanguard and thereby reduce the Funds' expenses, Vanguard also provides certain administrative services to other organizations.


     The Fund's Officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.


     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-l under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.


     Vanguard was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At August 31, 1997, the Fund had contributed capital of $1,090,000 to Vanguard, representing 5.5% of Vanguard's capitalization. The Funds' Service Agreement provides as follows: (a) each Vanguard Fund may invest up to .40% of its current assets in Vanguard, and (b) there is no other limitation on the amount each Vanguard Fund may contribute to Vanguard's capitalization.



     MANAGEMENT Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended August 31, 1997, the Fund's allocated share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $33,329,000.


     DISTRIBUTION Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for the shares of the Funds, in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.


     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended August 31, 1997, the Fund paid approximately $2,865,000 of the Group's distribution and marketing expenses, which represented an effective annual rate of .03% of 1% of the Fund's average net assets.


     INVESTMENT ADVISORY SERVICES Vanguard also provides investment advisory services to Vanguard Municipal Bond Fund, Vanguard California Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Ohio Tax-

Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard Admiral Funds, Vanguard Bond Index Fund, Vanguard Index Trust, Vanguard International Equity Index Fund, Vanguard Balanced Index Fund, the Money Market, High-Grade Bond, and Equity Index Portfolios of Vanguard Variable Insurance Fund, Vanguard Money Market Reserves, Vanguard Institutional Index Fund, several portfolios of Vanguard Fixed Income Securities Fund, Vanguard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, the Total International Portfolio of Vanguard STAR Fund,a portion of Vanguard/ Windsor Fund, a portion of Vanguard Explorer Fund, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.



     REMUNERATION OF DIRECTORS AND OFFICERS The Fund pays each Director, who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. The Fund's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund and each other Fund in the Group, for its allocated share of Officers' and employees' salaries and retirement benefits. The Fund's proportionate share of remuneration paid by Vanguard (and reimbursed by the Fund) during the 1997 fiscal year to John C. Bogle, Chairman was approximately $154,721 and to all Officers of the Fund, as a group, was approximately $244,977.



     Directors who are not Officers are paid an annual fee based on the number of years of service on the Board upon retirement. The fee is equal to $1,000 for each year of service (up to fifteen years) and each investment company member of the Vanguard Group contributes a proportionate amount to this fee based on its relative net assets. Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each eligible officer's annual compensation plus 5.7% of that part of an eligible Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under its thrift plan, all eligible Officers are permitted to make pre-tax contributions in an amount up to 4% of total compensation, subject to federal tax limitations, which are matched by Vanguard on a 100% basis. The Fund's proportionate share of retirement contributions made by Vanguard under its retirement and thrift plans on behalf of all Officers of the Fund, as a group, during the 1997 fiscal year was approximately $8,250.



     The following table provides detailed information with respect to the amounts paid or accrued for the Directors of the Fund, for the fiscal year ended August 31, 1997.


                           VANGUARD WORLD FUND, INC.

                          DIRECTORS COMPENSATION TABLE


                               AGGREGATE     PENSION OR RETIREMENT      ESTIMATED        TOTAL COMPENSATION
                              COMPENSATION    BENEFITS ACCRUED AS    ANNUAL BENEFITS   FROM ALL VANGUARD FUNDS
     NAME OF DIRECTORS         FROM FUND     PART OF FUND EXPENSES   UPON RETIREMENT    PAID TO DIRECTORS(2)
----------------------------  ------------   ---------------------   ---------------   -----------------------
John C. Bogle(1)............         --                 --                    --                    --
John J. Brennan(1)..........         --                 --                    --                    --
Barbara Barnes
  Hauptfuhrer...............     $3,670              $ 530               $15,000               $70,000
Robert E. Cawthorn..........     $3,670              $ 441               $13,000               $70,000
Bruce K. MacLaury...........     $3,909              $ 506               $12,000               $65,000
Burton G. Malkiel...........     $3,696              $ 356               $15,000               $70,000
Alfred M. Rankin, Jr. ......     $3,670              $ 279               $15,000               $70,000
John C. Sawhill.............     $3,670              $ 331               $15,000               $70,000
James O. Welch, Jr. ........     $3,670              $ 407               $15,000               $70,000
J. Lawrence Wilson..........     $3,670              $ 294               $15,000               $70,000


(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as Directors.


(2) The amounts reported in this column reflect the total compensation paid to each Director for his or her service as Director or Trustee of 35 Vanguard Funds (34 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).

                          INVESTMENT ADVISORY SERVICES

THE U.S. GROWTH PORTFOLIO INVESTMENT ADVISORY AGREEMENT

     The Fund entered into an investment advisory agreement with Lincoln Capital Management Company (Lincoln) as of April 1, 1993, under which Lincoln manages the investment and reinvestment of the assets included in the Fund's U.S. Growth Portfolio and continuously reviews, supervises and administers the Fund's U.S. Growth Portfolio. Lincoln will invest or reinvest such assets primarily in U.S. securities. Lincoln discharges its responsibilities subject to the control of the Officers and Directors of the Fund. Under this agreement the Fund pays Lincoln an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average month-end net assets for the quarter:

                                      NET ASSETS                        RATE
                 -----------------------------------------------------  ----
                 First $25 million....................................  .40%
                 Next $125 million....................................  .35%
                 Next $350 million....................................  .25%
                 Next $500 million....................................  .20%
                 Next $1.5 billion....................................  .15%
                 Over $2.5 billion....................................  .10%


     For the fiscal years ended August 31, 1995, 1996, and 1997, the Fund paid advisory fees of $4,523,000, $6,139,000, and $8,475,000, respectively, to
Lincoln.


DESCRIPTION OF LINCOLN


     Lincoln is an Illinois corporation in which a controlling interest is held by the following persons: Timothy H. Ubben, Chairman; J. Parker Hall III, Chief Executive Officer; Kenneth R. Meyer, President; Ray B. Zemon, Executive Vice President; David M. Fowler, Executive Vice President; and Richard W. Knee, Executive Vice President.


     Because Lincoln provides only investment advisory services to the Fund and has no control over the Fund's expenses, Lincoln has not undertaken to guarantee expenses of the Fund. The Officers of the Fund have worked out alternative arrangements with the state authorities which do not require an expense guarantee.


     The agreement with Lincoln continues until March 31, 1998. The agreement is renewable thereafter, for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the directors who are not parties to the agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the Board of Directors of the Portfolio on sixty (60) days' written notice to Lincoln, or (2) by Lincoln upon ninety (90) days' written notice to the Fund.


     The Directors may make any of these changes without the approval of shareholders, however, shareholders will receive 30 days' advance written notice of any such changes.

THE INTERNATIONAL GROWTH PORTFOLIO INVESTMENT ADVISORY AGREEMENT

     The Fund has entered into an investment advisory agreement dated as of April 1, 1993 with Schroder Capital Management Inc. ("Schroder Capital") under which Schroder Capital, through its Schroder Capital Management International, London, England branch, supervises and administers the International Growth Portfolio's investment program. In this regard, it is the responsibility of Schroder Capital to make decisions relating to the International Growth Portfolio's investment in foreign securities and to place the International Growth Portfolio's purchase and sale orders for such securities. Schroder

Capital will invest or reinvest the assets of the International Growth Portfolio only in foreign (non-U.S.) securities. Schroder Capital discharges its responsibilities subject to the control of the Officers and Directors of the Fund.


     As compensation for the services rendered by Schroder Capital under the agreement, the Fund pays Schroder Capital a Basic Fee at the end of each fiscal quarter calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the International Growth Portfolio for the quarter:


                                      NET ASSETS                       RATE
                 ----------------------------------------------------  ----
                 First $50 million...................................  .350%
                 Next $950 million...................................  .175%
                 Over $1 billion.....................................  .125%


     The Basic Fee, as provided above, shall be increased or decreased by applying an adjustment formula based on the investment performance of the International Growth Portfolio relative to that of the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index as follows:


     (a) On assets of the Portfolio of $1 billion or less:


                          THREE-YEAR PERFORMANCE           ANNUAL INCENTIVE (+)/
                     DIFFERENTIAL VS. MSCI EAFE INDEX      PENALTY (-) FEE RATE
                 ----------------------------------------  ---------------------
                 +12% or above...........................         +0.0750%
                 Between +6% and +12%....................         +0.0375%
                 Between +6% and -6%.....................              -0-
                 Between -6% and -12%....................         -0.0375%
                 -12% or below...........................         -0.0750%


     (b) On assets of the Portfolio of more than $1 billion:


                          THREE-YEAR PERFORMANCE           ANNUAL INCENTIVE (+)/
                     DIFFERENTIAL VS. MSCI EAFE INDEX      PENALTY (-) FEE RATE
                 ----------------------------------------  ---------------------
                 +12% or above...........................         +0.0500%
                 Between +6% and +12%....................         +0.0250%
                 Between +6% and -6%.....................              -0-
                 Between -6% and -12%....................         -0.0250%
                 -12% or below...........................         -0.0500%



     The incentive/penalty fee adjustment for assets in excess of $1 billion was not fully operable until the quarter ended February 29, 1996, and, until that date, was calculated according to certain transition rules. From April 1, 1993 through November 30, 1993, the incentive/penalty fee on assets in excess of $1 billion was not operable. For quarters ending after this period, the incentive/penalty fee adjustment on assets in excess of $1 billion will be computed based on a comparison of the investment performance of the Portfolio and that of the MSCI EAFE Index over the number of months that have elapsed between March 1, 1993 and the end of the quarter for which the fee is computed.



     For the purpose of determining the fee adjustment for investment performance, as described above, the net assets of the International Growth Portfolio are averaged over the same period as the investment performance of the International Growth Portfolio and the investment record of the MSCI EAFE Index are computed.


     The investment performance of the International Growth Portfolio for such period, expressed as a percentage of the net asset value per share of the International Growth Portfolio at the beginning of such period, shall be the sum of: (i) the change in the net asset value per share of the International Growth Portfolio during such period; (ii) the value of the cash distributions per share of the International Growth Portfolio accumulated to the end of such period; and
(iii) the value of capital gains taxes per share paid or payable by the International Growth Portfolio on undistributed realized long-term capital gains accumulated to the end of such period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the International Growth Portfolio at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes. The investment record of the MSCI EAFE Index for any period, expressed as a percentage of the MSCI EAFE Index level at the beginning of such period, shall be the sum of (i) the change in the level of the MSCI EAFE Index during such period and (ii) the value, computed consistently with the MSCI EAFE Index, of cash distributions made by companies whose securities comprise the MSCI EAFE Index accumulated to the end of such period. For this purpose cash distributions on the securities which comprise the MSCI EAFE Index shall be treated as reinvested in the MSCI EAFE Index at least as frequently as the end of each calendar quarter following the payment of the dividend. The foregoing notwithstanding, any computation of the investment performance of the International Growth Portfolio and the investment record of the MSCI EAFE Index shall be in accordance with any then applicable rules of the Securities and Exchange Commission.



     The Directors believe that the MSCI EAFE Index is an appropriate standard against which the investment performance of the Fund's International Growth Portfolio can be measured. The EAFE Index is the only index available which covers the major international markets outside North America. The weighting of securities in the MSCI EAFE Index is based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding.



     The agreement with Schroder Capital continues until March 31, 1998. The agreement may be terminated prior to that date, or continued after March 31, 1998, in accordance with the same provisions applicable to the Fund's agreement with Lincoln.



     During the three fiscal years ending August 31, 1995, 1996 and 1997, respectively, the Fund paid Schroder Capital the following advisory fees:



                                                            1995         1996         1997
                                                         ----------   ----------   -----------
Basic Fee..............................................  $4,369,000   $5,892,000   $ 8,245,000
Increase/(Decrease) for Performance Adjustment.........     518,000    1,545,000     1,980,000
                                                         ----------   ----------   -----------
     Total.............................................  $4,887,000   $7,437,000   $10,225,000
                                                         ==========   ==========   ===========


DESCRIPTION OF SCHRODER CAPITAL


     The fund is managed by the London branch office of Schroder Capital Management International ("SCMI"). SCMI is a wholly-owned subsidiary of Schroders Incorporated, One State Street, New York, New York.


     Schroders PLC is the holding company parent of a large world-wide group of banks and financial service companies (referred to as "The Schroder Group") with associated companies and branch and representative offices located in seventeen countries.


     The Schroder Group specializes in providing investment management services, with Group funds under management currently in excess of $150 billion. Schroder Capital Management International was established in London in 1979 to manage international portfolios for U.S. institutions.


                             PORTFOLIO TRANSACTIONS

     The investment advisory agreements with Lincoln and Schroder Capital authorize the investment advisers (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and direct each investment adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for each Portfolio of the Fund. Each investment adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, each investment adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research statistical information, and provide other services in addition to execution services to the Portfolios and/or the investment adviser. Each investment adviser considers the investment services it receives useful in the performance of its obligations under the agreement but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, each investment adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the investment adviser to the Fund and the other Funds in the Group.

     Currently, it is the Fund's policy that each investment adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions than otherwise might not be available. An investment adviser will only pay such higher commissions if it believes this to be in the best interest of the Portfolio. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the investment adviser and/or the Portfolios. However, the investment adviser has informed the Fund that it will not pay higher commission rates specifically for the purpose of obtaining research services.

     The Fund's Board of Directors has authorized Schroder Capital to utilize Schroders Asia Limited, an affiliated company 75% owned by the Schroder Group, in the capacity of broker in connection with the execution of the International Growth Portfolio transactions in Hong Kong securities; provided, however, that Schroder Capital believes that doing so will result in an economic advantage (in the form of lower execution costs or otherwise) being obtained for the Portfolio. This authorization was made in accordance with Section 17(e) of the Investment Company Act of 1940 and Rule 17e-1 which require the Fund's non-interested Directors to approve the procedures under which such brokerage allocation is to be made and to monitor such allocations on a continuing basis. Except with respect to tender offers, it is not expected that any portion of the commissions, fees, brokerage, or similar payments received by Schroders Asia Limited in such transactions will be recaptured by the Portfolio. The Directors have reviewed and intend to continue to review whether other recapture opportunities are legally permissible and available and, if they appear to be, determine whether it would be advisable for the Portfolio to seek to take advantage of them.

     Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, each Portfolio may place orders with qualified broker-dealers who recommend the Fund and its Portfolios to clients, or who act as agent in the purchase of shares of the Fund for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.


     During the fiscal years ending August 31, 1995, 1996 and 1997, the Fund paid $6,681,209, $10,614,940, and $11,987,643 in brokerage commissions, respectively.

     Some securities considered for investment by the Portfolios may also be appropriate for other Funds or clients served by the investment advisers. If purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other Funds or clients served by the investment advisers are considered at or about the same time, transactions in such securities will be allocated among the Portfolios and the several Funds and clients in a manner deemed equitable by the respective investment adviser. Although there will be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's Board of Directors.


                              GENERAL INFORMATION



     The Fund was organized as Ivest Fund, a Massachusetts Corporation, in 1959. The Fund is now a Maryland Corporation and is authorized to issue 1,550,000,000 shares with a par value of $1.00 per share. Currently the Fund is offering shares of two Portfolios with 500,000,000 shares allocated to the U.S. Growth Portfolio and 550,000,000 shares allocated to the International Growth Portfolio.



     The shares of each Portfolio of the Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. The shares of each Portfolio have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.



     The Fund will not hold annual meetings of shareholders except as required by the Investment Company Act of 1940 and other applicable law. The Directors of the Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a Director or Directors if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.



     All securities and cash of the U.S. Growth Portfolio are held by State Street Bank and Trust Company, Boston, MA, and by Morgan Guaranty Trust Company, New York, NY for the International Growth Portfolio. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.

                              FINANCIAL STATEMENTS


     The Financial Statements of U.S. Growth and International Growth Portfolios for the year ended August 31, 1997, including the financial highlights for each of the five years in the period ended August 31, 1997, appearing in the Portfolios' respective 1997 Annual Reports to Shareholders, and the reports thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Portfolios' 1997 Annual Reports to Shareholders are enclosed with this Statement of Additional Information.


                              PERFORMANCE MEASURES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of The Vanguard Group, including Vanguard World Fund, may from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.


     STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.



     STANDARD & POOR'S MIDCAP 400 INDEX -- is composed of 400 medium sized domestic stocks.



     STANDARD & POOR'S/BARRA 600 VALUE INDEX -- contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.



     STANDARD & POOR'S/BARRA 600 GROWTH INDEX -- contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.



     RUSSELL 1000 VALUE INDEX -- consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.


     WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

     WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

     RUSSELL 3000 STOCK INDEX -- a diversified portfolio of approximately 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.

     RUSSELL 2000 STOCK INDEX -- composed of the 2,000 smallest stocks contained in the Russell 3000, representing approximately 7% of the Russell 3000 total market capitalization.

     RUSSELL 2000(R) VALUE INDEX -- contains stocks from the Russell 2000 Index with a less-than-average growth orientation.

     MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.

     GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

     SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     LEHMAN LONG-TERM TREASURY BOND -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

     MERRILL LYNCH CORPORATE & GOVERNMENT BOND -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

     LEHMAN CORPORATE (Baa) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

     LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.


     BOND BUYER MUNICIPAL BOND INDEX -- is a yield index on current coupon high-grade general obligation municipal bonds.


     STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

     NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

     COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.


     COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).



     LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.


     LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa - or better. The Index has a market value of over $4 trillion.


     LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB - or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.



     LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE
INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB - or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.


     LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB - or better with maturities greater than 10 years. The index has a market value of over $900 billion.

     LIPPER SMALL COMPANY GROWTH FUND AVERAGE -- the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

     LIPPER BALANCED FUND AVERAGE -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

     LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

     LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

                                     PART C

                           VANGUARD WORLD FUND, INC.

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENT AND EXHIBITS

     (a) Financial Statements:


     The Registrant's audited financial statements for the year ended August 31, 1997, including Price Waterhouse LLP's report thereon, are incorporated by reference, in the Statement of Additional Information, from the Registrant's 1997 Annual Reports which have been filed under cover of Form SE as an Exhibit to this Registration Statement. The financial statements for the U.S. Growth and International Growth Portfolios included in the Annual Reports are the:



     1.  Statements of Net Assets as of August 31, 1997.


     2.  Statements of Operations for the year ended August 31, 1997.


     3. Statements of Changes in Net Assets for the years ended August 31, 1996 and August 31, 1997.


     4. Financial Highlights for each of the five years in the period ended August 31, 1997.

     5.  Notes to Financial Statements.
     6.  Report of Independent Accountants.

     (b) Exhibits

         Exhibit Number                Description
        11...............  Consent of Independent Accountants
        12...............  Financial Statements--See (a)(1) and (a)(2) above.
        16...............  Schedule for Computation of performance quotations

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Registrant is not controlled by or under common control with any person. Registrant is a member of The Vanguard Group of Investment Companies, a group of over 30 registered investment companies. The officers of the Registrant, the other investment companies in the Group and The Vanguard Group, Inc. are identical. Reference is made to the information concerning The Vanguard Group set forth in Parts A and B of this Registration Statement.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


Title of Class                       Number of Record Holders on August 31, 1997


Common Stock ($1.00 Par Value)         International Growth Portfolio -- 411,238


                                                U.S. Growth Portfolio -- 302,233


ITEM 27. INDEMNIFICATION

     Reference is made to Article IX of Registrant's proposed Amended and Restated Articles of Incorporation which is incorporated by reference herein. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Reference is made to the caption "Investment Advisers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory Services" in Part B of this Registration Statement.


     Lincoln Capital Management Company ("Lincoln"), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 28 of officers and partners of Lincoln, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Lincoln pursuant to the Advisers Act (SEC File No. 801-11417).



     Schroder Capital Management International, Inc. ("Schroder Capital"), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 28 of officers and partners of Schroder Capital, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Schroder Capital pursuant to the Advisers Act (SEC File No. 801-15834).


ITEM 29. PRINCIPAL UNDERWRITERS

     Registrant has no principal underwriter. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., serves as Sales Agent for the offering of Registrant's shares in certain states. See the information concerning the purchase of shares and The Vanguard Group set forth in Parts A and B of this Registration Statement.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a)of the 1940 Act and the Rules thereunder will be maintained at the offices of the Registrant; Registrants' Transfer Agent, The Vanguard Group, Inc. c/o Vanguard Financial Center, Valley Forge, Pennsylvania 19482; and the Registrant's custodians, State Street Bank and Trust Company, Boston MA and Morgan Guaranty Trust Company, New York, N.Y.

ITEM 31. MANAGEMENT SERVICES

     Other than as set forth under the description of The Vanguard Group in Parts A and B of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32.  UNDERTAKINGS


     Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 ("1940 Act") or other applicable law.


     Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485(b) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWN OF VALLEY FORGE AND THE COMMONWEALTH OF PENNSYLVANIA, ON THE 26TH DAY OF NOVEMBER, 1997.


                                          VANGUARD WORLD FUND, INC.

                                          BY:             (signature)

                                            ------------------------------------

                                                   (RAYMOND J. KLAPINSKY)


                                                     JOHN J. BRENNAN*,


                                               PRESIDENT AND CHIEF EXECUTIVE
                                                           OFFICER


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED:


                  SIGNATURE                                TITLE                    DATE
---------------------------------------------    -------------------------    -----------------

               BY: (signature)                   John C. Bogle*, Chairman     November 26, 1997
---------------------------------------------    of the Board and Director
           (RAYMOND J. KLAPINSKY)

               BY: (signature)                   John J. Brennan*,            November 26, 1997
---------------------------------------------    President,
           (RAYMOND J. KLAPINSKY)                Chief Executive Officer
                                                 and Director

               BY: (signature)                   Robert E. Cawthorn*,         November 26, 1997
---------------------------------------------    Director
           (RAYMOND J. KLAPINSKY)

               BY: (signature)                   Barbara B. Hauptfuhrer*,     November 26, 1997
---------------------------------------------    Director
           (RAYMOND J. KLAPINSKY)

               BY: (signature)                   Burton G. Malkiel*,          November 26, 1997
---------------------------------------------    Director
           (RAYMOND J. KLAPINSKY)

               BY: (signature)                   Bruce K. MacClaury*,         November 26, 1997
---------------------------------------------    Director
           (RAYMOND J. KLAPINSKY)

               BY: (signature)                   Alfred M. Rankin, Jr.*,      November 26, 1997
---------------------------------------------    Director
           (RAYMOND J. KLAPINSKY)

               BY: (signature)                   John C. Sawhill*,            November 26, 1997
---------------------------------------------    Director
           (RAYMOND J. KLAPINSKY)

               BY: (signature)                   James O. Welch, Jr.*,        November 26, 1997
---------------------------------------------    Director
           (RAYMOND J. KLAPINSKY)

               BY: (signature)                   J. Lawrence Wilson*,         November 26, 1997
---------------------------------------------    Director
           (RAYMOND J. KLAPINSKY)

               BY: (signature)                   Richard F. Hyland*,          November 26, 1997
---------------------------------------------    Treasurer and Principal
           (RAYMOND J. KLAPINSKY)                Financial Officer and
                                                 Accounting Officer


---------------
* By Power of Attorney. See File Number 2-14336. January 23, 1990. Incorporated by Reference.

                                 EXHIBIT INDEX

CONSENT OF INDEPENDENT ACCOUNTANTS...............................................  EX-99.B11
SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS...............................  EX-99.B16
FINANCIAL DATA SCHEDULE..........................................................  EX-27